                                                                     EXHIBIT 4.1

                                                         [LEASE TRUST AGREEMENT]












                       FORD CREDIT AUTO LEASE TRUST 2000-1


                                 TRUST AGREEMENT


                             Dated as of [     ], 2000


                                     between


                                RCL TRUST 2000-1,
                                  as Depositor

                                       and

                        THE BANK OF NEW YORK (DELAWARE),
                                as Lease Trustee




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                                TABLE OF CONTENTS


                                                                                              Page

                                    ARTICLE I
                                   DEFINITIONS
Section 1.1       Capitalized Terms.............................................................1
Section 1.2       Other Definitional Provisions.................................................4

                                   ARTICLE II
                                  ORGANIZATION
Section 2.1       Name..........................................................................5
Section 2.2       Office........................................................................5
Section 2.3       Purposes and Powers...........................................................5
Section 2.4       Appointment of Lease Trustee..................................................6
Section 2.5       Initial Capital Contributions of Trust Estate.................................6
Section 2.6       Declaration of Trust..........................................................6
Section 2.7       Liability of the Depositor....................................................6
Section 2.8       Title to Trust Property.......................................................7
Section 2.9       Representations and Warranties of the Depositor...............................7
Section 2.10      Tax Reporting.................................................................8

          ARTICLE III LEASE TRUST CERTIFICATES, SUBORDINATED NOTES AND
                              TRANSFER OF INTERESTS
Section 3.1       Initial Ownership.............................................................8
Section 3.2       The Lease Trust Certificates and the Subordinated Notes.......................9
Section 3.3       Authentication of Lease Trust Certificates and Subordinated Notes............12
Section 3.4       Registration of Transfer and Exchange of Lease Trust Certificates
                  and Subordinated Notes.......................................................12
Section 3.5       Mutilated, Destroyed, Lost or Stolen Lease Trust Certificates or
                  Subordinated Notes...........................................................21
Section 3.6       Persons Deemed Lease Trust Certificateholders or Subordinated
                  Noteholders..................................................................21
Section 3.7       Access to List of Lease Trust Certificateholders' and Subordinated
                  Noteholders' Names and Addresses.............................................21
Section 3.8       Maintenance of Office or Agency..............................................22
Section 3.9       Appointment of Lease Trust Paying Agent......................................23
Section 3.10      Ownership of Lease Trust Certificates and Subordinated Notes by
                  Depositor....................................................................23
Section 3.11      Rule 144A Lease Trust Certificates;  Temporary Lease Trust
                  Certificates.................................................................24



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


                                             ARTICLE IV
                                      ACTIONS BY LEASE TRUSTEE
Section 4.1       Prior Notice to Lease Trust Certificateholders with Respect to
                  Certain Matters..............................................................26
Section 4.2       Action by Lease Trust Certificateholders with Respect to Certain
                  Matters......................................................................26
Section 4.3       Restrictions on Action by Lease Trustee with Respect to
                  Bankruptcy...................................................................27
Section 4.4       Restrictions on Lease Trust Certificateholders' Power........................27
Section 4.5       Majority Control.............................................................27

                                              ARTICLE V
                           APPLICATION OF TRUST FUNDS, CERTAIN DUTIES AND
                                 SUBORDINATED NOTE EVENTS OF DEFAULT
Section 5.1       Establishment of Lease Trust Distribution Account............................28
Section 5.2       Cash Collateral Account Certificate; Disbursement and Payment
                  Instructions.................................................................29
Section 5.3       Distribution of Funds........................................................31
Section 5.4       Method of Payment............................................................37
Section 5.5       Accounting and Reports to the Senior Noteholders, Subordinated
                  Noteholders, Lease Trust Certificateholders, the Internal Revenue
                  Service and Others...........................................................38
Section 5.6       Subordinated Note Events of Default..........................................39
Section 5.7       Acceleration of Maturity.....................................................39
Section 5.8       Waiver of Past Defaults......................................................40

                                             ARTICLE VI
                                AUTHORITY AND DUTIES OF LEASE TRUSTEE
Section 6.1       General Authority............................................................41
Section 6.2       General Duties...............................................................41
Section 6.3       Action upon Instruction......................................................41
Section 6.4       No Duties Except as Specified in this Agreement or in Instructions...........43
Section 6.5       No Action Unless Specifically Authorized.....................................43
Section 6.6       Restrictions.................................................................43

                                             ARTICLE VII
                                    CONCERNING THE LEASE TRUSTEE
Section 7.1       Acceptance of Trusts and Duties..............................................44
Section 7.2       Furnishing of Documents......................................................45
Section 7.3       Representations and Warranties...............................................46
Section 7.4       Reliance; Advice of Counsel..................................................46
Section 7.5       Not Acting in Individual Capacity............................................47
Section 7.6       Lease Trustee Not Liable for Lease Trust Certificates or
                  Subordinated Notes...........................................................47
Section 7.7       Lease Trustee May Own Lease Trust Certificates, Subordinated
                  Notes and Senior Notes.......................................................48


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

                                          ARTICLE VIII
                                  COMPENSATION OF LEASE TRUSTEE
Section 8.1       Lease Trustee's Fees and Expenses............................................48
Section 8.2       Indemnification..............................................................48

                                           ARTICLE IX
                              TERMINATION OF LEASE TRUST AGREEMENT
Section 9.1       Termination of Lease Trust Agreement.........................................49
Section 9.2       Redemption of the Subordinated Notes; Prepayment of the Lease
 ......            Trust Certificates...........................................................50

                                            ARTICLE X
                     SUCCESSOR LEASE TRUSTEES AND ADDITIONAL LEASE TRUSTEES
Section 10.1      Eligibility Requirements for Lease Trustee...................................52
Section 10.2      Resignation or Removal of Lease Trustee......................................52
Section 10.3      Successor Lease Trustee......................................................53
Section 10.4      Merger or Consolidation of Lease Trustee.....................................54
Section 10.5      Appointment of Co-Trustee or Separate Trustee................................54

                                           ARTICLE XI
                                           TAX MATTERS
Section 11.1      Income Tax Characterization..................................................56

                                           ARTICLE XII
                                          MISCELLANEOUS
Section 12.1      Supplements and Amendments...................................................56
Section 12.2      No Legal Title to Lease Trust Estate in Lease Trust
 ......            Certificateholders or Subordinated Noteholders...............................59
Section 12.3      Limitations on Rights of Others..............................................59
Section 12.4      Notices......................................................................59
Section 12.5      Severability.................................................................60
Section 12.6      Counterparts.................................................................60
Section 12.7      Successors and Assigns.......................................................61
Section 12.8      No Petition..................................................................61
Section 12.9      No Recourse..................................................................61
Section 12.10     Headings.....................................................................61
Section 12.11     GOVERNING LAW................................................................62


Exhibit A-1       Form of Rule 144A Lease Trust Certificate                                   A-1
Exhibit A-2       Form of Lease Trust Certificate Issued to the Depositor pursuant to
                  Section 3.10(a)                                                             A-2
Exhibit B         Form of Subordinated Note                                                   B-1
Exhibit C         Form of Rule 144A Transferor Certificate                                    C-1
Exhibit D         Form of Investment Letter - Qualified Institutional Buyer                   D-1
Exhibit E         Form of Investment Letter - Institutional Accredited Investor               E-1
Exhibit F         Form of Custodial Agreement                                                 F-1


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                  LEASE TRUST AGREEMENT dated as of [ ], 2000 between (i) RCL
TRUST 2000-1, a Delaware business trust, as Depositor, and (ii) THE BANK OF NEW YORK (DELAWARE), a Delaware banking corporation, acting hereunder not in its individual capacity but solely as trustee under this Agreement (in such capacity, together with any successor or permitted assign, "Lease Trustee").


                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.1 Capitalized Terms. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the respective meanings assigned to them, or incorporated by reference, in Appendix A attached hereto. References to "this Agreement" are to this Lease Trust Agreement, and all references to Articles, Sections, subsections and exhibits are to Articles, Sections, subsections and exhibits of this Agreement unless otherwise specified.

                  "Authenticating Agent" shall mean any Person authorized by the Lease Trustee to act on behalf of the Lease Trustee to authenticate and deliver the Lease Trust Certificates and the Subordinated Notes.

                  "Certificate Pool Factor" shall mean, with respect to the Lease Trust Certificates on any Payment Date, the seven-digit decimal equivalent of a fraction, the numerator of which is the Aggregate Certificate Balance on such Payment Date (after giving effect to any payment of principal on such Payment Date) and the denominator of which is the Aggregate Certificate Balance on the Closing Date.

                  "Certificate Purchase Agreement" shall mean the Purchase Agreement, dated as of _________, 2000, among Merrill Lynch, Pierce, Fenner & Smith Incorporated, [ ], RCL Trust 2000-1 and Ford Credit.

                  "Corporate Trust Office" shall mean, with respect to the Lease Trustee, the principal corporate trust office of the Lease Trustee which, as of the date hereof, is located at 101 Barclay Street - 12E, New York, New York 10286, Attention: Corporate Trust Administration, or at such other address as the Lease Trustee may designate by notice to the Lease Trust Certificateholders, the Subordinated Noteholders and the Depositor, or the principal corporate trust office of any successor Lease Trustee (the address of which the successor

Lease Trustee will notify the Lease Trust Certificateholders, the Subordinated Noteholders and the Depositor).

                  "Custodial Agreement": Each Custodial Agreement entered into between a Custodian and any purchaser of a Lease Trust Certificate, as the same may be amended, supplemented or otherwise modified from time to time and in effect in accordance with the terms thereof.

                  "Custodian": Merrill Lynch, Pierce, Fenner & Smith
Incorporated and [          ], solely in their respective capacity as custodian
under each Custodial Agreement, and any successor thereto.

                  "Custodian Office": The principal corporate office of the Custodian, in the case of Merrill Lynch, Pierce, Fenner and Smith Incorporated, currently located at 250 Vesey Street, New York, New York 10281, Attention: [ ], and in the case of [ ], currently located at [ ], Attention: [ ], or such other address as a Custodian may designate from time to time by notice to the Lease Trust Certificateholders, the Administrative Agent, the Depositor and the Lease Trustee, or the principal corporate office of any successor Custodian.

                  "Depositary" shall mean The Depository Trust Company, its nominee, and their respective successors.

                  "Depositor" shall mean the RCL Trust 2000-1 in its capacities as depositor, as holder of the Lease Trust Certificates issued to it pursuant to
Section 3.10(a) and as holder of the Subordinated Notes issued to it pursuant to
Section 3.10(b).

                  "Expenses" shall mean all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all costs, expenses and disbursements (including legal fees and expenses) of any kind and nature whatsoever.

                  "Indemnified Parties" shall have the meaning set forth in
Section 8.2.

                  "Initial Purchaser" shall mean Merrill Lynch, Pierce, Fenner & Smith Incorporated and [ ], each as initial purchaser pursuant to the Certificate Purchase Agreement.

                  "Lease Trust Certificate Owner" shall mean any holder of the beneficial interest in the Rule 144A Lease Trust Certificates registered in the Lease Trust Certificate Ownership Register.

                  "Lease Trust Certificates Ownership Register" shall have the meaning set forth in Section 3.4(d).

                  "Lease Trust Distribution Statement" shall mean the statement delivered pursuant to Section 5.3(j).

                  "Lease Trust Register" and "Lease Trust Registrar" shall mean the register mentioned and the registrar appointed pursuant to Section 3.4(a).

                  "Opinion of Counsel" shall mean one or more written opinions of legal counsel who may, except as otherwise expressly provided for herein, be employees of or counsel to the Depositor, the Administrative Agent or an Affiliate of either.

                  "Prepayment Price" shall mean an amount equal to Aggregate Certificate Balance plus accrued and unpaid interest thereon plus interest on any overdue interest at the Certificate Interest Rate to but excluding the Redemption Date.

                  "Redemption Date" shall mean the Payment Date specified by the Administrative Agent or the Lease Trustee pursuant to Section 9.2(a).

                  "Redemption Price" shall mean an amount equal to the unpaid principal amount of the Subordinated Notes redeemed plus accrued and unpaid interest thereon plus interest on any overdue interest at the Subordinated Note Interest Rate to but excluding the Redemption Date.

                  "Responsible Officer" shall mean any officer of the Lease Trustee, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary or any other officer of the Lease Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Agreement.

                  "Revised Article 8" shall have the meaning set forth in
Section 5.1(c).

                  "Rule 144A" shall have the meaning set forth in Section
3.4(g).

                  "Rule 144A Information" shall have the meaning set forth in Section

3.4(h).

                  "Rule 144A Lease Trust Certificates" shall have the meaning set forth in Section 3.2(a).

                  "Subordinated Note Default" shall mean any occurrence that is, or with notice or the lapse of time or both would become, a Subordinated Note Event of Default.

                  "Subordinated Note Event of Default" shall have the meaning set forth in Section 5.6.

                  "Subordinated Note Pool Factor" shall mean, with respect to the Subordinated Notes on any Payment Date, the seven-digit decimal equivalent of a fraction, the numerator of which is the Outstanding Amount of the Subordinated Notes on such Payment Date (after giving effect to any payment of principal on such Payment Date) and the denominator of which is the Outstanding Amount of the Subordinated Notes on the Closing Date.

                  "Transfer" shall have the meaning set forth in Section 3.2(a).

                  "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

                  "Void Transfer" shall have the meaning set forth in Section 3.2(a).

                  Section 1.2  Other Definitional Provisions.

                  (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

                                   ARTICLE II

                                  ORGANIZATION

                  Section 2.1 Name. The trust created hereby shall be known as "Ford Credit Auto Lease Trust 2000-1," in which name the Lease Trustee may engage in activities as permitted by the Basic Documents on behalf of the Lease Trust, make and execute contracts and other instruments on behalf of the Lease Trust and sue and be sued, to the extent provided herein.

                  Section 2.2 Office. The office of the Lease Trust shall be in care of the Lease Trustee at the Corporate Trust Office or at such other address as the Lease Trustee may designate by written notice to the Lease Trust Certificateholders, the Subordinated Noteholders and the Depositor.

                  Section 2.3 Purposes and Powers. (a) The purpose of the Lease Trust is, and the Lease Trust shall have the power and authority, to engage solely in the following:

                           (i) to issue the Senior Notes pursuant to the Indenture, to issue the Subordinated Notes and the Lease Trust Certificates pursuant to this Agreement, and to sell or transfer the Senior Notes, the Subordinated Notes and the Lease Trust Certificates upon the written order of the Depositor;

                           (ii) to acquire the Series 2000-1 Certificates and other assets from the Depositor pursuant to Section 2 of the Transfer Agreement in exchange for the Senior Notes, the Subordinated Notes and the Lease Trust Certificates;

                           (iii) to pay interest on and principal of the Senior Notes, the Subordinated Notes and the Lease Trust Certificates;

                           (iv) to assign, grant, transfer, pledge, mortgage and convey the Lease Trust Estate pursuant to the Indenture as security for the Senior Notes and to hold and distribute to the Subordinated Noteholders and the Lease Trust Certificateholders pursuant to the terms of this Agreement any portion of the Lease Trust Estate released from the lien of, and remitted to the Lease Trust pursuant to, the Indenture;

                           (v) to execute, deliver and perform its obligations under the Basic Documents to which it is to be a party; and

                           (vi) to engage in other transactions, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

                  The Lease Trust is hereby authorized to engage in the foregoing. The Lease Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Basic Documents.

                  Section 2.4 Appointment of Lease Trustee. The Depositor hereby
(i) appoints the Lease Trustee as trustee of the Lease Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein and (ii) authorizes and directs the Lease Trustee to enter into the Basic Documents to which it is a party.

                  Section 2.5 Initial Capital Contributions of Trust Estate. The Depositor hereby sells, assigns, transfers, conveys and sets over to the Lease Trustee, as of the date hereof, the sum of $10, which the Lease Trustee shall deposit into the Lease Trust Distribution Account. The Lease Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Lease Trust Estate.

                  Section 2.6 Declaration of Trust. The Bank of New York (Delaware) hereby declares and agrees that it will, and in its capacity as the Lease Trustee does, hold the Lease Trust Estate in trust upon and subject to the conditions set forth herein for the benefit of the Lease Trust Certificateholders and the Depositor, subject, however, to the lien of the Indenture and to the obligations of the Lease Trust under the Subordinated Notes and the Basic Documents.

                  Section 2.7 Liability of the Depositor. (a) The holder of the Lease Trust Certificates and the Subordinated Notes required to be retained by the Depositor pursuant to Section 3.10 shall defend, indemnify, and hold harmless the Lease Trust and the Lease Trustee from and against any and all taxes that may at any time be asserted against the Lease Trust and the Lease Trustee with respect to the transactions contemplated herein, including, without limitation, any sales, use, gross receipts, general corporation, tangible personal property, privilege, license or income taxes, taxes on or measured by income, or any state or local taxes assessed on the Lease Trust, the Lease Trustee and the Lease Trust Paying Agent resulting from the location of assets of the Lease Trust or the presence of the Lease Trustee or the Lease Trust Paying Agent and costs and expenses in defending against the same; provided, however, that the foregoing indemnity shall not include income taxes on any fees payable to the Lease Trustee or the Lease Trust Paying Agent.

                  (b) No Subordinated Noteholder or Lease Trust
Certificateholder shall have any personal liability for any liability or obligation of the Lease Trust except the holder of the Lease Trust Certificates and Subordinated Notes required to be retained by the Depositor pursuant to
Section 3.10 to the extent set forth in Section 2.7(a).

                  Section 2.8 Title to Trust Property. Legal title to all the Lease Trust Estate shall be vested at all times in the Lease Trust, except where applicable law in any jurisdiction requires title to any part of the Lease Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Lease Trustee, a co-trustee or a separate trustee, as the case may be.

                  Section 2.9 Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Lease Trustee that:

                  (a) The Depositor is duly organized and validly existing as a business trust in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its activities as such properties are currently owned and such activities are presently conducted.

                  (b) The Depositor is duly qualified, is in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the failure to so qualify or to obtain such license or approval would (i) render unenforceable any rights the Lease Trust may have under any of the Basic Documents which would otherwise be enforceable by the Depositor, the Administrative Agent or the Lease Trustee, or (ii) otherwise have a material adverse effect on the Lease Trust.

                  (c) The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to transfer the Series 2000-1 Certificates to and deposit them with the Lease Trust and the Depositor shall have duly authorized such transfer and deposit to the Lease Trust by all necessary action; and the execution, delivery and performance of this Agreement has been duly authorized by the Depositor by all necessary action.

                  (d) This Agreement constitutes a legal, valid and binding obligation of the Depositor enforceable in accordance with its terms.

                  (e) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the RCL Trust Agreement, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

                  (f) There are no proceedings or investigations pending, or to the Depositor's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement, the Indenture or any of the other Basic Documents, the Senior Notes, the Subordinated Notes or the Lease Trust Certificates, (ii) seeking to prevent the issuance of the Senior Notes, the Subordinated Notes or the Lease Trust Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents, the Senior Notes, the Subordinated Notes or the Lease Trust Certificates or (iv) which might adversely affect the federal income tax or state income or franchise tax attributes of the Senior Notes, the Subordinated Notes or the Lease Trust Certificates.

                  Section 2.10 Tax Reporting. Consistent with the treatment of the Lease Trust as a security device for income and franchise tax purposes, unless otherwise required by appropriate tax authorities, the Lease Trust will not file or cause to be filed annual or other income or franchise tax returns and will not obtain any taxpayer identification numbers.

                                   ARTICLE III

                  LEASE TRUST CERTIFICATES, SUBORDINATED NOTES
                            AND TRANSFER OF INTERESTS

                  Section 3.1 Initial Ownership. Upon the formation of the Lease Trust by the contribution by the Depositor pursuant to Section 2.5 and until the issuance of the Lease Trust Certificates, RCL Trust 2000-1 shall be the sole beneficiary of the Lease Trust. In connection with the issuance of the Senior Notes, the Subordinated Notes and the Lease Trust Certificates as contemplated in Section 2.3(a)(i), the Depositor may (i) execute and file, or cause its beneficiary to execute and file, on behalf of the Lease Trust, any registration statement to be filed with the Securities Exchange Commission or otherwise and
(ii) prepare, or cause to be prepared, for filing with such registration statement, balance sheets, income statements and any other financial statements of the Lease Trust.

                  Section 3.2 The Lease Trust Certificates and the Subordinated Notes. (a) Except as provided below, the Lease Trust Certificates shall be issued in one or more permanent global certificates in definitive, fully registered form, substantially in the form of Exhibit A-1 (each, a "Rule 144A Lease Trust Certificate"), in minimum denominations of at least $10,000,000 and integral multiples of $1,000,000 in excess thereof; provided, however, that Lease Trust Certificates issued to the Depositor pursuant to Section 3.10(a) in a registered, definitive, physical certificate, substantially in the form of Exhibit A-2, shall be issued in such denominations as to represent in the aggregate at least 1% of the Aggregate Certificate Balance. The Subordinated Notes shall be issued in one or more registered, definitive, physical certificates, in substantially the form of Exhibit B, in minimum denominations of at least $1,000,000; provided, however, that Subordinated Notes issued to the Depositor pursuant to Section 3.10(b) shall be issued in such denominations as to represent in the aggregate at least 1% of the Outstanding Amount of the Subordinated Notes. Except for (i) the transfer of Lease Trust Certificates to the Initial Purchasers and the subsequent transfer of the Lease Trust Certificates as contemplated by the Certificate Purchase Agreement, (ii) the transfer of Lease Trust Certificates to the Depositor pursuant to Section 3.10(a), (iii) the transfer of the Subordinated Notes to the Depositor pursuant to Section 3.10(b) and (iv) the assignment and pledge of the Subordinated Notes to the Lease Trust and the Indenture Trustee pursuant to the Program Operating Lease, no Lease Trust Certificate or Subordinated Note may be sold, transferred, assigned, participated, pledged, or otherwise disposed of (any such act, a "Transfer") to any Person except in accordance with the provisions of Section
3.4 and any attempted Transfer in violation of Section 3.4 shall be null and void (each, a "Void Transfer").

                  Neither the Lease Trust Certificates issued to the Depositor pursuant to Section 3.10(a) nor any beneficial interest therein may be transferred to any Person, and any attempted Transfer thereof shall be null and void; provided that upon a dissolution of or termination of the Depositor, any Lease Trust Certificates held by the Depositor, including the Lease Trust Certificates issued pursuant to Section 3.10(a), may be distributed to the beneficiary of the Depositor.

                  One or more Lease Trust Certificates (other than the Lease Trust Certificate issued to the Depositor pursuant to Section 3.10(a)) in the form of the Rule 144A Lease Trust Certificates shall be deposited, on behalf of the subscribers for such Lease Trust Certificates, with the Lease Trustee as custodian for the Depositary and shall be registered in the name of Cede & Co., the nominee of the Depositary, for the accounts of the Custodians. The Aggregate Certificate Balance of the Rule 144A Lease Trust Certificates may from time to time be increased or decreased by adjustments made on the records of the Lease Trustee or the Depositary, or their respective nominees, as the case may be, as hereinafter provided.

                  Each Custodian shall have no rights under this Agreement with respect to any Rule 144A Lease Trust Certificate held on its behalf by the Lease Trustee, as custodian for the Depositary, or under the Rule 144A Lease Trust Certificate, and the Depositary may be treated by the Administrative Agent, the Lease Trustee, the Lease Trust Registrar or the Authenticating Agent as the absolute owner of such Rule 144A Lease Trust Certificate for all purposes whatsoever (except to the extent otherwise provided herein). Notwithstanding the foregoing, nothing herein shall prevent the Administrative Agent, the Lease Trust, the Lease Trustee, the Lease Trust Registrar or the Authenticating Agent from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and a Custodian, the operation of customary practices governing the exercise of the rights of a holder of any Rule 144A Lease Trust Certificate.

                  Except as provided in Section 3.11, owners of beneficial interests in Rule 144A Lease Trust Certificates shall not be entitled to receive physical delivery of Lease Trust Certificates.

                  Neither the Subordinated Notes issued to and required to be retained by the Depositor pursuant to Section 3.10(b) nor any beneficial interest therein may be transferred to any Person, and any attempted Transfer thereof shall be a Void Transfer; provided that upon a dissolution of or termination of the Depositor, any such Subordinated Notes held by the Depositor may be distributed to the beneficiary of the Depositor. The Subordinated Notes shall be issued in the name of the Depositor pursuant to Section 3.10(b).

                  The Lease Trust Certificates and the Subordinated Notes shall be in printed or in typewritten form, and shall be executed on behalf of the Lease Trust by manual or facsimile signature of a Responsible Officer. Lease Trust Certificates and Subordinated Notes bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Lease Trust, shall be validly issued and entitled to the benefits of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Lease Trust Certificates or Subordinated Notes or did not hold such offices at the date of authentication and delivery of such Lease Trust Certificates or Subordinated Notes.


                  The Lease Trust Certificates and the Subordinated Notes shall include a recitation limiting the obligation represented by the Lease Trust Certificates or the Subordinated Notes, as the case may be, to the Series 2000-1 Assets and the related Specified Interests. The Lease Trust Certificates and the Subordinated Notes shall also include an acknowledgment and agreement by the holder thereof to the effect that, if an Insolvency Event occurs with respect to any Titling Company, any claim that the holder of such Lease Trust Certificates or such Subordinated Notes, as the case may be, may seek to enforce against the Specified Assets allocated to any Specified Interest of such Titling Company other than the Specified Interest within such Titling Company represented by the Series 2000-1 Certificate ("Other Specified Interests") shall be subordinate to the payment in full, including post-petition interest, of the claims of the holders of any Securities related to the Specified Assets allocated to Other Specified Interests of such Titling Company. The Lease Trust Certificates and the Subordinated Notes shall also include a recitation that the Lease Trust Agreement constitutes a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

                  If Transfer of the Lease Trust Certificates or the Subordinated Notes is permitted pursuant to Section 3.4, a transferee of a Lease Trust Certificate or a Subordinated Note shall become a Lease Trust Certificateholder or Subordinated Noteholder, as the case may be, and shall be entitled to the rights and subject to the obligations hereunder of a Lease Trust Certificateholder or Subordinated Noteholder, as applicable, upon due registration of such Lease Trust Certificate or Subordinated Note in such transferee's name pursuant to Section 3.4.

                  (b) Interest shall accrue on the Subordinated Notes at the Subordinated Note Interest Rate during each Interest Accrual Period based on the Outstanding Amount of the Subordinated Notes as of the close of business on the Payment Date occurring in the calendar month in which such Interest Accrual Period commences. Interest accrued during each Interest Accrual

Period on the Subordinated Notes shall be due and payable on each Payment Date. Interest on the Subordinated Notes shall be calculated on the basis of a 360-day year of twelve 30-day months. To the extent that interest on the Subordinated Notes is accrued but not paid in full on any Payment Date, such overdue interest will be due on the next Payment Date together with interest on such amount (to the extent lawful) at the Subordinated Note Interest Rate. Payments of interest and principal will be payable to Subordinated Noteholders in accordance with
Section 5.3.

                  (c) Interest shall accrue on the Lease Trust Certificates at the Certificate Interest Rate during each Interest Accrual Period based on the Aggregate Certificate Balance of the Lease Trust Certificates as of the close of business on the Payment Date occurring in the calendar month in which such Interest Accrual Period commences. Interest accrued during each Interest Accrual Period on the Lease Trust Certificates shall be due and payable on each Payment Date. Interest on the Lease Trust Certificates shall be calculated on the basis of a 360-day year of twelve 30-day months. To the extent that interest on the Lease Trust Certificates is accrued but not paid in full on any Payment Date, such overdue interest will be due on the next Payment Date together with interest on such amount (to the extent lawful) at the Certificate Interest Rate. Payments of interest and principal will be payable to Lease Trust Certificateholders in accordance with Section 5.3.

                  Section 3.3 Authentication of Lease Trust Certificates and Subordinated Notes. Concurrently with the transfer of the Series 2000-1 Certificates to the Lease Trust pursuant to the Transfer Agreement, the Lease Trustee shall cause Lease Trust Certificates in an aggregate principal amount
equal to $[          ] and Subordinated Notes in an aggregate principal amount
equal to $[        ] to be executed on behalf of the Lease Trust, authenticated and delivered to or upon the written order of the Depositor, in authorized denominations. No Lease Trust Certificate or Subordinated Note shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Lease Trust Certificate or Subordinated Note a certificate of authentication substantially in the form set forth in Exhibit A-1, Exhibit A-2 or Exhibit B, as applicable, executed by the Authenticating Agent, by manual signature; such authentication shall constitute conclusive evidence that such Lease Trust Certificate or Subordinated Note shall have been duly authenticated and delivered hereunder. All Lease Trust Certificates and Subordinated Notes shall be dated the date of their authentication.

                  Section 3.4 Registration of Transfer and Exchange of Lease
Trust

Certificates and Subordinated Notes. (a) The Lease Trust Registrar shall keep or cause to be kept at the office or agency maintained pursuant to Section 3.8, a Lease Trust Register in which, subject to such reasonable regulations as it may prescribe, the Lease Trustee shall provide for the registration of Lease Trust Certificates and Subordinated Notes and of Transfers and exchanges of Lease Trust Certificates and Subordinated Notes as herein provided. The Lease Trustee shall be the initial Lease Trust Registrar and shall maintain such register as agent for the Depositor. No Transfer of a Lease Trust Certificate or Subordinated Note shall be recognized except upon registration of such Transfer.

                  (b) The Subordinated Notes may not be transferred unless an Opinion of Counsel in form and content acceptable to the Lease Trustee and, if any Senior Notes are then Outstanding, to the Indenture Trustee is delivered to the Lease Trustee and, if any Senior Notes are then Outstanding, to the Indenture Trustee and prior notice is given to each Rating Agency. Among other things, such Opinion of Counsel shall state that such Transfer shall not (i) affect the treatment of the Senior Notes and the Lease Trust Certificates as debt for federal income tax purposes and (ii) cause either the Lease Trust or any Titling Company to be classified as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes; provided, however, that the Subordinated Notes issued to and required to be retained by the Depositor pursuant to Section 3.10(b) may not be transferred except upon a dissolution of or termination of the Depositor as provided in Section 3.2(a) above.

                  (c) The Lease Trust Certificates may not be transferred unless an Opinion of Counsel in form and content acceptable to the Lease Trustee and, if any Senior Notes are then Outstanding, to the Indenture Trustee is delivered to the Lease Trustee and, if any Senior Notes are then Outstanding, to the Indenture Trustee and prior notice is given to each Rating Agency. Among other things, such Opinion of Counsel shall state that such Transfer shall not (i) affect the treatment of the Senior Notes and the Lease Trust Certificates as debt for federal income tax purposes and (ii) cause either the Lease Trust or any Titling Company to be classified as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes; provided, however, that no Lease Trust Certificate may be transferred (i) unless this Agreement is amended to provide for the accounting for income, gain, loss, and deductions of the Lease Trust in the event it is classified as a partnership and the Lease Trust Certificates are not classified as debt of such partnership for federal income tax purposes or (ii) to Ford Credit; provided, further, that the Lease Trust Certificates issued to and required to be retained by the Depositor pursuant to Section 3.10(a) may not be transferred except upon a dissolution of or termination of the Depositor as provided in Section 3.2(b) above.

                  (d) The Lease Trustee shall cause each Custodian to maintain a register (the "Lease Trust Certificates Ownership Register") at the respective Custodian Office in which, subject to such reasonable regulations as it may prescribe, such each Custodian shall provide for the registration of beneficial interests in the Rule 144A Lease Trust Certificates and the registration of transfers of beneficial interests in the Rule 144A Lease Trust Certificates subject to the applicable requirements of this Section 3.4.(c) and the related Custodial Agreements. Upon any resignation or removal of a Custodian, the Lease Trustee shall promptly appoint a successor or, in the absence of such appointment, assume the duties of such Custodian.

                  Upon any resignation or removal of a Custodian, the Lease Trustee and the Depositor shall have the right to inspect the Lease Trust Certificates Ownership Register at all reasonable times and to obtain copies thereof and the Lease Trustee shall have the right to rely upon a certificate executed on behalf of the Custodian by an Authorized Officer thereof as to the names and addresses of the holders of the beneficial interests in the Rule 144A Lease Trust Certificates and the principal amounts of such beneficial interests and numbers of such holders.


                  (e) The Subordinate Notes and the Lease Trust Certificates may not be transferred unless such Transfer is exempt from the registration requirements of the Securities Act and is exempt under applicable state securities laws. The Rule 144A Lease Trust Certificate shall bear the legend set forth below:

                  THIS RULE 144A LEASE TRUST CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THE LEASE TRUST CERTIFICATES IN RESPECT OF WHICH THIS RULE 144A LEASE TRUST CERTIFICATE IS ISSUED, AGREES FOR THE BENEFIT OF THE LEASE TRUST AND THE DEPOSITOR THAT SUCH LEASE TRUST CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN A DENOMINATION OF AT LEAST $10,000,000 AND IN INTEGRAL MULTIPLES OF $1,000,000, ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, AND ONLY
(1) TO PERSONS OTHER THAN FORD MOTOR CREDIT COMPANY, (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB,

WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, SUBJECT TO (A) THE RECEIPT BY THE LEASE TRUST, THE LEASE TRUST REGISTRAR AND THE CUSTODIAN OF A CERTIFICATE SUBSTANTIALLY IN THE FORM ATTACHED AS EXHIBIT C TO THE LEASE TRUST AGREEMENT AND (B) THE RECEIPT BY THE LEASE TRUST, THE LEASE TRUST REGISTRAR AND THE CUSTODIAN OF A LETTER SUBSTANTIALLY IN THE FORM ATTACHED AS EXHIBIT D TO THE LEASE TRUST AGREEMENT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), SUBJECT TO THE RECEIPT BY THE LEASE TRUST AND THE LEASE TRUST REGISTRAR OF SUCH EVIDENCE ACCEPTABLE TO THE LEASE TRUST THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE LEASE TRUST AGREEMENT AND THE SECURITIES ACT AND OTHER APPLICABLE LAWS, (4) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a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

                  (f) Notwithstanding any provision to the contrary herein, so long as a Rule 144A Lease Trust Certificate remains outstanding and is held by the Lease Trustee on behalf of the Depositary, transfers of a Rule 144A Lease Trust Certificate, in whole or in part, shall only be made in accordance with
Section 3.2(a) and this Section 3.4(f).

                           (i) Subject to clause (ii) of this Section 3.4(f), Transfers of a Rule 144A Lease Trust Certificate shall be limited to transfers of such Rule 144A Lease Trust Certificate in whole, but not in part, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

                           (ii) In the event that a Rule 144A Lease Trust Certificate is exchanged for a definitive Lease Trust Certificate pursuant to Section 3.11, such definitive Lease Trust Certificate may be exchanged for another definitive Lease Trust Certificate only in accordance with the procedures that are substantially consistent with this Section 3.4 (including certification requirements intended to insure that such transfers comply with Regulation 144A), and as may be from time to time adopted by the Lease Trustee.

                           (iii) No transfer of any beneficial interest in a Rule 144A Lease Trust Certificate shall be permitted if, after giving effect to such proposed transfer, (A) there would be more than [ ] owners in the aggregate of Subordinated Notes and Lease Trust Certificates (as determined for purposes of United States Treasury Regulation 1.7704-1(h)) or (B) there would be more than 90 holders of direct or indirect interests in any Titling Company.

                  (g) If a Lease Trust Certificate Owner wishes at any time to transfer all or a portion of its interest in a Rule 144A Lease Trust Certificate, such Lease Trust Certificate Owner, subject to the rules and procedures of the applicable Custodian, may transfer, or cause the transfer of, such interest in the Rule 144A Lease Trust Certificate only in accordance with the certification and other requirements in the related Custodial Agreement; provided that the transferee shall enter into a Custodial Agreement with a Custodian on or prior to the date of such Transfer in which such transferee shall be required to represent in writing to the Lease Trust and the Custodian the following:

                           (i) It has neither acquired nor will it transfer any Lease Trust Certificate it purchases (or any interest therein) or cause any such Lease Trust Certificates (or any interest therein) to be marketed on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Code, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations.

                           (ii) It either (A) is not, and will not become, a partnership, Subchapter S corporation, or grantor trust for U.S. federal income tax purposes, or (B) is such an entity, but none of the direct or indirect beneficial owners of any of the interests in such transferee have allowed or caused, or will allow or cause, 80% or more (or such other percentage as the Depositor may establish prior to the time of such proposed Transfer) of the value of such interests to be attributable to such transferee's ownership of Lease Trust Certificates.

                           (iii) It understands that no subsequent Transfer of the Lease Trust Certificates is permitted unless (A) such Transfer is of a Lease Trust Certificate with a denomination of at least $10,000,000 and in integral multiples of $1,000,000, (B) it causes its proposed transferee to provide to the Issuer, the Lease Trust Registrar and the Custodian a certificate substantially in the form of Exhibit D or Exhibit E, as applicable, or such other written statement as the Depositor shall prescribe, (C) before the Transfer of the Lease Trust Certificates, it causes the proposed transferee to enter into a Custodial Agreement with the Custodian and (D) the Depositor consents in writing to the proposed Transfer, which consent shall be granted unless the Depositor determines that such Transfer would create a risk that the Lease Trust or any Titling Company would be classified for federal or any applicable State tax purposes as an association or publicly traded partnership taxable as a corporation; provided, however, that any attempted Transfer that would either cause (i) the number of holders of Lease Trust Certificates and Subordinated Notes to exceed [ ] or (ii) the number of holders of direct or indirect interests in any Titling Company to exceed ninety, shall be a Void Transfer.

                           (iv) It understands that the Opinion of Counsel that the Lease Trust is not a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the representations in paragraphs (i), (ii) and (iii) above.

                           (v) It is not (A) an employee benefit plan, as defined in Section 3(3) of ERISA, that is subject to Title I of ERISA,
         (B) a plan described in Section 4975(e)(1) of the Code, (C) a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, State or local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, (D) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity (within the meaning of Department of Labor Regulation 29 C.F.R. ss. 2510.3-101) or (E) a person investing "plan assets" of any such plan (including without limitation, for purposes of this clause (E), any insurance company general account but excluding any entity registered under the Investment Company Act of 1940, as amended).

                           (vi) It is a Person who is either (A)(1) a citizen or resident of the United States, (2) a corporation, partnership or other entity organized in or under the laws of the United States or any political subdivision thereof, other than a partnership treated as a foreign person under U.S. Treasury regulations, unless in the case of a partnership, U.S. Treasury regulations enacted in the future provide otherwise or (3) a Person not described in (A)(1) or (2) whose ownership of the Lease Trust Certificates is effectively connected with such Person's conduct of a trade or business within the United States (within the meaning of the Code) and its ownership of any interest in a Lease Trust Certificate will not result in any withholding obligation with respect to any payments with respect to the Lease Trust Certificates by any Person (other than withholding, if any, under Section 1446 of the Code), (B) an estate the income of which is includible in gross income for United States federal income tax purposes, regardless of source or (C) a trust, if either (1) a United States court is able to exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control substantial decisions of the trust or (2) it was in existence on August 20, 1996 and elected to be treated as a United States person (within the meaning of the Code) thereafter. It agrees that it will provide a certification of non-foreign status signed under penalties of perjury and, alternatively, that if it is a person described in clause (A)(3) above, it will furnish to the Depositor and the Lease Trustee a properly executed IRS Form 4224 and a new IRS Form 4224 upon the expiration or obsolescence of any previously delivered form (and such other certifications, representations or opinions of counsel as may be requested by the Depositor and the Lease Trustee).

                           (vii) It understands that any purported Transfer of any Lease Trust Certificate (or any interest therein) in contravention of any of the restrictions and conditions in this Section 3.4 shall be a Void Transfer, and the purported transferee in a Void Transfer shall not be recognized by the Lease Trust or any other Person as a Lease Trust Certificateholder for any purpose.

                  (h) By acceptance of any Lease Trust Certificate represented by an interest in the Rule 144A Lease Trust Certificate, the Lease Trust Certificateholder specifically agrees with and represents to the Depositor, the Lease Trust, and the applicable Custodian, that no Transfer of such Lease Trust Certificate shall be made unless the registration requirements of the Securities Act and any applicable State securities laws are complied with, or such Transfer is exempt from the registration requirements under the Securities Act because the Transfer satisfies one of the following:

                           (i) such Transfer is in compliance with Rule 144A under the Securities Act ("Rule 144A"), to a transferee who the transferor reasonably believes is a Qualified Institutional Buyer that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such Transfer is being made in reliance upon Rule 144A under the Securities Act and (x) the transferor executes and delivers to the Lease Trust, and the Custodian, a Rule 144A transferor certificate substantially in the form attached as Exhibit C and (y) the transferee executes and delivers to the Lease Trust, and the Custodian an investment letter substantially in the form attached as Exhibit D;

                           (ii) after the appropriate holding period, such Transfer is pursuant to an exemption from registration under the Securities Act provided by Rule 144 under the Securities Act and the transferee, if requested by the Lease Trust, and the Custodian, delivers an Opinion of Counsel in form and substance satisfactory to the Lease Trust; and

                           (iii) such Transfer is to an institutional accredited investor as defined in rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act in a transaction exempt from the registration requirements of the Securities Act, such Transfer is in accordance with any applicable securities laws of any State of the United States or any other jurisdiction, and such investor executes and delivers to the Lease Trust, and the Custodian an investment letter substantially in the form attached as Exhibit E.

                  (i) The Lease Trustee shall make, or cause to be made, available to the prospective transferor and transferee of a Lease Trust Certificate information requested to satisfy the requirements of paragraph
(d)(4) of Rule 144A (the "Rule 144A Information"). The Rule 144A Information shall include any or all of the following items requested by the prospective transferee:

                           (i) the offering circular relating to the Lease Trust Certificates dated [ ], 2000, and any amendments or supplements thereto;

                           (ii) each Lease Trust Distribution Statement delivered to Lease Trust Certificateholders on each Payment Date preceding such request; and

                           (iii) such other information as is reasonably available to the Lease Trustee in order to comply with requests for information pursuant to Rule 144A under the Securities Act.

                  None of the Depositor, the Lease Trust Registrar or the Lease Trustee is under an obligation to register any Lease Trust Certificate under the Securities Act or any other securities law.

                  (j) Upon surrender for registration of Transfer of any Lease Trust Certificate or Subordinated Note at the office or agency maintained pursuant to Section 3.8 and upon compliance with any provisions of this Agreement relating to such Transfer, the Lease Trustee shall, or shall cause the Authenticating Agent to, execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Lease Trust Certificates or Subordinated Notes, as the case may be, in authorized denominations of a like class and aggregate face amount dated the date of such authentication.

                  Subject to Section 3.4(b), at the option of a Subordinated Noteholder, Subordinated Notes (other than the Subordinated Notes issued to and required to be retained by the Depositor pursuant to Section 3.10(b)) may be exchanged for other Subordinated Notes in authorized denominations of a like aggregate amount upon surrender of the Subordinated Notes to be exchanged at the office or agency maintained pursuant to Section 3.8. Subject to Section 3.4(c), at the option of a Lease Trust Certificateholder, Lease Trust Certificates (other than the Lease Trust Certificates issued to the Depositor pursuant to Section 3.10(a)) may be exchanged for other Lease Trust Certificates in authorized denominations of a like aggregate amount upon surrender of the Lease Trust Certificates to be exchanged at the office or agency maintained pursuant to Section 3.8.

                  Whenever any Lease Trust Certificates or Subordinated Notes are so surrendered for exchange, a Responsible Officer shall execute, an Authenticating Agent shall authenticate and the Lease Trust Registrar shall deliver the Lease Trust Certificates or Subordinated Notes, as the case may be, which the Lease Trust Certificateholder or Subordinated Noteholder making the exchange is entitled to receive.

                  The Lease Trust Registrar shall require that every Lease Trust Certificate or Subordinated Note presented or surrendered for registration of Transfer or exchange shall be accompanied by a written instrument of transfer and accompanied by IRS Form 4224 or W-9 in form satisfactory to the Lease Trust Registrar duly executed by the Lease Trust Certificateholder or Subordinated Noteholder, as the case may be, or such Person's attorney duly authorized in writing.

                  No service charge shall be made to a Lease Trust Certificateholder or Subordinated Noteholder for any registration of Transfer or exchange of Lease Trust Certificates or Subordinated Notes, as the case may be, but the

Lease Trustee or the Lease Trust Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of Transfer or exchange of Lease Trust Certificates or Subordinated Notes.

                  The Lease Trust Registrar shall cancel and retain or destroy, in accordance with the Lease Trust Registrar's retention policy then in effect, all Lease Trust Certificates and Subordinated Notes surrendered for registration of Transfer or exchange and shall upon written request certify to the Depositor as to such retention or destruction.

                  (k) The provisions of this Section 3.4 and of this Agreement generally are intended to prevent the Lease Trust from being characterized as a "publicly traded partnership" within the meaning of Section 7704 of the Code, in reliance on Treas. Reg. ss.ss. 1.7704-1(e) and (h), and the Depositor shall take such intent into account in determining whether or not to consent to any proposed Transfer of any Lease Trust Certificate or Subordinated Note.

                  The preceding provisions of this Section 3.4 notwithstanding, the Lease Trustee shall not make and the Lease Trust Registrar shall not register any Transfer or exchange of Lease Trust Certificates or Subordinated Notes for a period of fifteen (15) days preceding the due date for any payment with respect to the Lease Trust Certificates or Subordinated Notes, as the case may be.

                  Section 3.5 Mutilated, Destroyed, Lost or Stolen Lease Trust Certificates or Subordinated Notes. If (a) any mutilated Lease Trust Certificate or Subordinated Note is surrendered to the Lease Trust Registrar, or if the Lease Trust Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Lease Trust Certificate or Subordinated Note and (b) there is delivered to the Lease Trust Registrar and the Lease Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Lease Trust Certificate or Subordinated Note has been transferred to or is in the possession of a third party purchaser, the Lease Trustee on behalf of the Lease Trust shall execute and the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Lease Trust Certificate or Subordinated Note, a new Lease Trust Certificate or Subordinated Note, as the case may be, of like class, tenor and denomination. In connection with the issuance of any new Lease Trust Certificate or Subordinated Note under this Section 3.5, the Lease Trustee or the Lease Trust Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Lease Trust Certificate issued pursuant to this Section 3.5 shall constitute conclusive evidence of an ownership interest in the Lease Trust, and any duplicate Subordinated Note issued pursuant to this
Section 3.5 shall constitute conclusive evidence of an additional contractual obligation of the Lease Trust, in each case as if originally issued, whether or not the lost, stolen or destroyed Lease Trust Certificate or Subordinated Note shall be found at any time.

                  Section 3.6 Persons Deemed Lease Trust Certificateholders or Subordinated Noteholders. Prior to due presentation of a Lease Trust Certificate or Subordinated Note for registration of Transfer, the Lease Trustee or the Lease Trust Registrar may treat the Person in whose name any Lease Trust Certificate or Subordinated Note shall be registered in the Lease Trust Register as the owner of such Lease Trust Certificate or Subordinated Note for the purpose of receiving distributions pursuant to Section 5.3 and for all other purposes whatsoever, and neither the Lease Trustee nor the Lease Trust Registrar shall be bound by any notice to the contrary; provided, however, that the Depositary shall be deemed the owner of the Rule 144A Lease Trust Certificates, and the owners of beneficial interests in Rule 144A Lease Trust Certificates shall not be considered the owners of any Lease Trust Certificates for the purpose of receiving notices.

                  Section 3.7 Access to List of Lease Trust Certificateholders' and Subordinated Noteholders' Names and Addresses. The Lease Trustee shall furnish or cause to be furnished to the Administrative Agent and the Depositor, or to the Indenture Trustee, as the case may be, within 15 days after receipt by the Lease Trustee of a request therefor from the Administrative Agent or the Depositor or the Indenture Trustee in writing, a list, in such form as the requesting party may reasonably require, of the names and addresses of the Lease Trust Certificateholders or the Subordinated Noteholders, as applicable, as of the most recent Record Date. In any event, the Lease Trustee shall provide such list to the Indenture Trustee on each Record Date until the Outstanding Amount of the Senior Notes has been reduced to zero. If (i) two or more Lease Trust Certificateholders or (ii) one or more Lease Trust Certificateholders of Lease Trust Certificates evidencing not less than 25% of the Aggregate Certificate Balance apply in writing to the Lease Trustee and such application states that the applicants desire to communicate with other Lease Trust Certificateholders with respect to their rights under this Agreement or under the Lease Trust Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Lease Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Lease Trust Certificateholders. If (x) two or more Subordinated Noteholders or (y) one or more Subordinated Noteholders of Subordinated

Notes evidencing not less than 25% of the Outstanding Amount of the Subordinated Notes apply in writing to the Lease Trustee, and such application states that the applicants desire to communicate with other Subordinated Noteholders with respect to their rights under this Agreement or under the Subordinated Notes and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Lease Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Subordinated Noteholders. Each Lease Trust Certificateholder, by receiving and holding a Lease Trust Certificate and each Subordinated Noteholder, by receiving and holding a Subordinated Note, shall be deemed to have agreed not to hold any of the Depositor, the Lease Trustee or the Indenture Trustee, as the case may be accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

                  Section 3.8 Maintenance of Office or Agency. The Lease Trustee shall maintain in the State of New York, an office or offices or agency or agencies where Lease Trust Certificates may be surrendered for registration of Transfer or exchange and where notices and demands to or upon the Lease Trustee in respect of the Lease Trust Certificates, the Subordinated Notes and the Basic Documents to which the Lease Trustee is a party may be served. The Lease Trustee initially designates The Bank of New York, 101 Barclay Street - 12E, New York, New York 10286, Attention: Corporate Trust Administration as its principal corporate trust office for such purposes. The Lease Trustee shall give prompt written notice to the Depositor, the Lease Trust Certificateholders and the Subordinated Noteholders of any change in the location of the Lease Trust Register or any such office or agency.

                  Section 3.9 Appointment of Lease Trust Paying Agent. The Lease Trust Paying Agent shall make distributions to Subordinated Noteholders and Lease Trust Certificateholders pursuant to written instruction delivered to it by the Lease Trustee and shall report the amounts of such distributions to the Lease Trustee. The Lease Trust Paying Agent shall have the revocable power to withdraw funds from the Lease Trust Distribution Account for the purpose of making the distributions referred to above. The Lease Trust Paying Agent shall have no obligation to make any payments nor shall it incur any liability if sufficient funds are not available in the Lease Trust Distribution Account. The Lease Trustee may revoke such power and remove the Lease Trust Paying Agent if the Lease Trustee determines in its sole discretion that the Lease Trust Paying Agent has failed to perform its obligations under this Agreement in any material respect. The Lease Trust Paying Agent shall initially be The Chase

Manhattan Bank. Any co-paying agent chosen by the Depositor, and acceptable to the Lease Trustee shall also be the Lease Trust Paying Agent. The Chase Manhattan Bank may resign as Lease Trust Paying Agent upon 30 days' written notice to the Lease Trustee. In the event that The Chase Manhattan Bank shall no longer be the Lease Trust Paying Agent, the Lease Trustee shall appoint a successor to act as Lease Trust Paying Agent (which shall be a bank or trust company). The Lease Trustee shall cause such successor Lease Trust Paying Agent or any additional Lease Trust Paying Agent appointed by the Lease Trustee to execute and deliver to the Lease Trustee an instrument in which such successor Lease Trust Paying Agent or additional Lease Trust Paying Agent shall agree with the Lease Trustee that as Lease Trust Paying Agent, such successor Lease Trust Paying Agent or additional Lease Trust Paying Agent will hold all sums, if any, held by it for payment to the Subordinated Noteholders or Lease Trust Certificateholders, as applicable, in trust for the benefit of the Subordinated Noteholders or Lease Trust Certificateholders, as applicable, entitled thereto until such sums are paid to such Subordinated Noteholders or Lease Trust Certificateholders. The Lease Trust Paying Agent shall return all unclaimed funds to the Lease Trustee and upon removal of the Lease Trust Paying Agent such Lease Trust Paying Agent shall also return all funds in its possession to the Lease Trustee. The provisions of Sections 7.1, 7.4, 7.5, 7.6, 7.7 and 8.2 shall apply to The Chase Manhattan Bank, in its capacity as Lease Trust Paying Agent, and to any other paying agent appointed hereunder, including the Lease Trustee (in which case, the provision of Section 7.3 also shall apply to the Lease Trustee in its capacity as Lease Trust Paying Agent).

          Section 3.10 Ownership of Lease Trust Certificates and Subordinated Notes by Depositor. (a) On and after the Closing Date, the Depositor shall acquire and retain beneficial and record ownership of Lease Trust Certificates evidencing at least 1% of the Aggregate Certificate Balance. Any attempted Transfer of the Lease Trust Certificate required to be retained by the Depositor shall be a Void Transfer. Notwithstanding the foregoing, upon a dissolution or termination of the Depositor, the Lease Trust Certificate held by it shall be distributed to the beneficiary of the Depositor without regard to the provisions of Section 3.2. The Lease Trustee shall cause the Lease Trust Certificate held by the Depositor pursuant to this Section 3.10(a) to bear a legend stating "THIS LEASE TRUST CERTIFICATE IS NOT TRANSFERABLE EXCEPT IN THE EVENT OF THE DISSOLUTION OR TERMINATION OF RCL TRUST 2000-1 WHEN IT IS THE HOLDER HEREOF, AND ANY TRANSFER IN VIOLATION OF THIS PROVISION SHALL BE NULL AND VOID."

          (b) On the Closing Date, the Depositor shall acquire beneficial and record ownership of the entire initial principal amount of the Subordinated Notes. On and after the Closing Date, the Depositor shall be required to retain beneficial and record ownership of Subordinated Notes evidencing at least 1% of the Outstanding Amount of the Subordinated Notes. Any attempted Transfer of the Subordinated Notes required to be retained by the Depositor shall be a Void Transfer. Notwithstanding the foregoing, upon a dissolution or termination of the Depositor, the Subordinated Notes required to be retained by it shall be distributed to the beneficiary of the Depositor without regard to the provisions of Section 3.2.

          Section 3.11 Rule 144A Lease Trust Certificates; Temporary Lease Trust Certificates. (a) A Rule 144A Lease Trust Certificate deposited with the Depositary pursuant to Section 3.2(a) shall be transferred to the beneficial owners thereof only if such transfer complies with Section 3.4 of this Agreement and if (i) the Administrative Agent advises the Lease Trustee in writing that the Depositary is no longer willing or able to properly discharge its responsibilities with respect to the Lease Trust Certificates, and the Administrative Agent is unable to locate a qualified successor or (ii) the Administrative Agent at its option advises the Lease Trustee in writing that it elects to terminate the book-entry system through the Depositary.

          (b) Any Rule 144A Lease Trust Certificate that is transferable to the beneficial owners thereof pursuant to this Section 3.11 shall be surrendered by the Depositary to the Lease Trustee's office or agency maintained pursuant to
Section 3.8, or to be so transferred, in whole or from time to time in part, without charge, and the Authenticating Agent shall authenticate and deliver, upon such transfer of each portion of such Rule 144A Lease Trust Certificate, an equal aggregate principal amount of Lease Trust Certificates of authorized denominations. Any portion of a Rule 144A Lease Trust Certificate Transferred or exchanged pursuant to this Section 3.11 shall be executed by the Lease Trustee on behalf of the Lease Trust and authenticated and delivered by the Authenticating Agent, only in the minimum denominations and in integral multiples of the amounts set forth in Section 3.2(a). Any Lease Trust Certificate delivered in exchange for an interest in a Rule 144A Lease Trust Certificate shall bear the legend set forth in Exhibit A-1 and shall be subject to the transfer restrictions referred to in such legend. The Holder of such a registered individual Lease Trust Certificate may transfer such Lease Trust Certificate by surrendering it at the office or agency maintained by the Lease Trustee pursuant to Section 3.8.

          (c) Subject to the provisions of Section 3.11(b) above, the registered holder of a Rule 144A Lease Trust Certificate may grant proxies and otherwise authorize any Person to take any action which a holder is entitled to take under this Agreement or the Lease Trust Certificates.

          (d) In the event of the occurrence of either of the events specified in Section 3.11(a), pending the preparation of definitive Lease Trust Certificates pursuant to this Section 3.11, the Lease Trustee may, on behalf of the Lease Trust, execute and the Authenticating Agent may authenticate and deliver, temporary Lease Trust Certificates that are printed, lithographed, typewritten, mimeographed or otherwise reproduced, in any authorized denomination, substantially of the tenor of the definitive Lease Trust Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Authorized Officers executing such Lease Trust Certificates may determine, as conclusively evidenced by their execution of such Lease Trust Certificates.

          If temporary Lease Trust Certificates are issued, the Lease Trustee shall cause definitive Lease Trust Certificates to be prepared without unreasonable delay. The definitive Lease Trust Certificates shall be printed, lithographed or engraved, or provided by any combination thereof, or in any other manner permitted by the rules and regulations of any applicable securities exchange, all as determined by the Authorized Officers executing such definitive Lease Trust Certificates. After the preparation of definitive Lease Trust Certificates, the temporary Lease Trust Certificates shall be exchangeable for definitive Lease Trust Certificates upon surrender of the temporary Lease Trust Certificates at the office or agency maintained by the Lease Trustee pursuant to
Section 3.8 without charge to the Holder. Upon surrender for cancellation of any one or more temporary Lease Trust Certificates, the Lease Trustee, on behalf of the Lease Trust, shall execute and the Authenticating Agent shall authenticate and deliver, in exchange therefor the same aggregate principal amount of definitive Lease Trust Certificates of authorized denominations. Until so exchanged, the temporary Lease Trust Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Lease Trust Certificates.

                                   ARTICLE IV

                            ACTIONS BY LEASE TRUSTEE

          Section 4.1 Prior Notice to Lease Trust Certificateholders with Respect to Certain Matters. With respect to the following matters, the Lease Trustee shall not take action unless (i) the Lease Trustee has notified the Lease Trust Certificateholders and the Rating Agencies in writing of the proposed action at least 30 days before the taking of such action, and (ii) Lease Trust Certificateholders representing at least 25% of the Aggregate Certificate Balance have not notified the Lease Trustee in writing prior to the 30th day after such notice is given that such Lease Trust Certificateholders have withheld consent or provided alternative direction:

          (a) the initiation of any claim or lawsuit by the Lease Trust and the compromise of any action, claim or lawsuit brought by or against the Lease Trust (other than an action brought by the Administrative Agent on behalf of any Titling Company and Persons having interests in the Series 2000-1 Certificates to collect amounts owed under a Series 2000-1 Lease);

          (b) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Senior Noteholder is required;

          (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Senior Noteholder is not required and such amendment materially adversely affects the interests of the Lease Trust Certificateholders; or

         (d) the amendment of any other Basic Document if such amendment materially adversely affects the interests of the Lease Trust
Certificateholders.

          Section 4.2 Action by Lease Trust Certificateholders with Respect to Certain Matters. To the extent that the Lease Trustee is deemed to be the "Holder" of the Series 2000-1 Certificates pursuant to Section 8.6 of the Series 2000-1 Supplement, the Lease Trustee shall take such actions as directed (in writing) by Lease Trust Certificateholders holding Lease Trust Certificates evidencing at least 662/3% of the Aggregate Certificate Balance; provided, however, that so long as the lien of the Indenture is outstanding, such direction shall be subject to the consent of the Indenture Trustee.

          Section 4.3 Restrictions on Action by Lease Trustee with Respect to Bankruptcy. The Lease Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Lease Trust without the unanimous prior approval of all Lease Trust Certificateholders, Subordinated Noteholders and Senior Noteholders and the delivery to the Lease Trustee by each such Lease Trust Certificateholder, Subordinated Noteholder and Senior Noteholder of a certificate certifying that such Lease Trust Certificateholder, Subordinated Noteholder or Senior Noteholder reasonably believes that the Lease Trust is insolvent.

          Section 4.4 Restrictions on Lease Trust Certificateholders' Power. The Lease Trust Certificateholders shall not direct the Lease Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Lease Trust or the Lease Trustee under this Agreement or any of the other Basic Documents nor shall the Lease Trustee be obligated to follow any such direction, if given.

          Section 4.5 Majority Control. (a) Except as expressly provided herein, any action that may be taken by the Lease Trust Certificateholders under this Agreement may be taken by the Lease Trust Certificateholders holding not less than a majority of the Aggregate Certificate Balance. Except as expressly provided herein, any written notice of the Lease Trust Certificateholders delivered pursuant to this Agreement shall be effective if signed by Lease Trust Certificateholders holding not less than a majority of the Aggregate Certificate Balance at the time of the delivery of such notice.

          (b) Except as expressly provided herein, any action that may be taken by the Subordinated Noteholders under this Agreement may be taken by the Subordinated Noteholders holding not less than a majority of the Outstanding Amount of the Subordinated Notes. Except as expressly provided herein, any written notice of the Subordinated Noteholders delivered pursuant to this Agreement shall be effective if signed by Subordinated Noteholders holding not less than a majority of the Outstanding Amount of the Subordinated Notes at the time of the delivery of such notice.

                                    ARTICLE V

                   APPLICATION OF TRUST FUNDS, CERTAIN DUTIES
                     AND SUBORDINATED NOTE EVENTS OF DEFAULT

          Section 5.1 Establishment of Lease Trust Distribution Account. (a) Subject to Section 5.1(c), the Lease Trustee shall establish and maintain an account in the name of the Lease Trustee, at an Eligible Institution in the name of the Lease Trustee, to be designated as the "Lease Trust Distribution Account". The Lease Trust Distribution Account shall be under the sole dominion and control of the Lease Trustee; provided that the Administrative Agent may make withdrawals from the Lease Trust Distribution Account in accordance with
Section 5.2(e) of the Series 2000-1 Supplement and the Lease Trust Paying Agent may make withdrawals therefrom in accordance with Section 3.9 hereof. All deposits to and withdrawals from the Lease Trust Distribution Account shall be made only upon the terms and conditions of the Basic Documents. The Lease Trust Distribution Account shall initially be at The Chase Manhattan Bank.

          (b) Any amounts on deposit in the Lease Trust Distribution Account shall be invested by the Lease Trustee, in Permitted Investments which mature on the Business Day preceding the next succeeding Payment Date. No such investment shall be sold prior to maturity. All investment earnings on amounts deposited to the Lease Trust Distribution Account, including any proceeds thereof, shall be credited to the Cash Collateral Account, and losses, if any, and investment expenses resulting from Permitted Investments in the Lease Trust Distribution Account shall be charged to the Cash Collateral Account. All such investment income shall be reported for federal income tax purposes as earned by RCL Trust 2000-1 and shall be reported by Ford Credit as sole beneficial owner of RCL Trust 2000-1. If the institution at which the Lease Trust Distribution Account is established ceases to be an Eligible Institution, then the Lease Trust Distribution Account shall be reestablished at an Eligible Institution within 10 Business Days (or such longer period not to exceed 30 calendar days as to which each Rating Agency may consent).

          (c) Notwithstanding anything else contained herein, the Lease Trust Distribution Account shall only be established at an Eligible Institution that agrees in writing that (i) all investments of amounts on deposit in the Lease Trust Distribution Account shall be promptly credited to the Lease Trust Distribution Account, (ii) all securities, cash or other property credited to the Lease Trust Distribution Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the Uniform Commercial Code of the State of New York ("Revised Article 8"), (iii) at all times prior to being notified in writing by the Indenture Trustee that the Outstanding Amount of the Senior Notes has been reduced to zero, it will comply with "entitlement orders" (as defined in Section 8-102(a)(8) of Revised Article 8) originated by the Indenture Trustee without further consent of the Program Lessee or any other person and (iv) the Lease Trust Distribution Account shall be governed by the law of the State of New York as the same may be amended from time to time.

          Section 5.2 Cash Collateral Account Certificate; Disbursement and Payment Instructions. (a) On or prior to the second Business Day preceding the Payment Date on which the Outstanding Amount of the Senior Notes has been reduced to zero and on the second Business Day preceding each Payment Date thereafter, the Lease Trustee shall cause the Administrative Agent, on behalf of the Lease Trust, to deliver to the Lease Trustee a certificate (the "Cash Collateral Account Certificate") setting forth the following information with respect to such Payment Date:

               (i) the Series 2000-1 Administrative Fee for the preceding Collection Period;

               (ii) the Required Payment;

               (iii) the Cash Collateral Amount on the Business Day preceding such Payment Date; and

               (iv) the Cash Collateral Required Draw Amount and the Cash Collateral Additional Draw Amount, if any.

          (b) On the second Business Day preceding the Payment Date on which the Outstanding Amount of the Senior Notes has been reduced to zero and on the second Business Day preceding each Payment Date thereafter, the Lease Trustee shall cause the Administrative Agent, on behalf of the Lease Trust, to deliver to the Lease Trustee a certificate (the "Disbursement and Payment Instructions") including the following information with respect to such Payment Date, the related Collection Period and Series 2000-1:

               (i) the amount of interest accrued during the preceding Interest Accrual Period on the Subordinated Notes, the amounts payable with respect to such interest (net of amounts paid pursuant to Section 6.6 of the Program Operating Lease), and any resulting shortfall (separately stated);

               (ii) the amount of interest accrued during the preceding Interest Accrual Period on the Lease Trust Certificates, the amounts payable with respect to such interest, and any resulting shortfall (separately stated);

               (iii) the amount of the Monthly Pool Balance Decline;

               (iv) the amount of Monthly Payment Advances outstanding on the last day of the related Collection Period which the Administrative Agent has determined will not be reimbursed from Series 2000-1 Collections with respect to the related Series 2000-1 Lease;

               (v) the sum, with respect to each Series 2000-1 Leased Vehicle which was sold or otherwise disposed of by the Administrative Agent during the related Collection Period, of the excess, if any, of the Sale Proceeds Advances made with respect to such Series 2000-1 Leased Vehicle, over the Sale Proceeds or Auction Proceeds received with respect to such Series 2000-1 Leased Vehicle;

               (vi) the Series 2000-1 Administrative Fee for the related Collection Period;

               (vii) the amount, if any, to be distributed by the Lease Trustee to the Lease Trust Paying Agent for deposit to the Cash Collateral Account as payment of principal of the Subordinated Notes (after giving effect to the aggregate amounts required to be deposited to the Cash Collateral Account pursuant to Sections 5.3(g)(vi) on such Payment Date (net of amounts paid to the Lease Trust pursuant to Section 6.6 of the Program Operating Lease)), the amounts available to pay such principal and any resulting shortfall (separately stated);

               (viii) the amount, if any, to be distributed by the Lease Trustee to the Lease Trust Paying Agent for payment of principal on the Lease Trust Certificates, the amounts available to pay such principal and any resulting shortfall (separately stated); and

               (ix) the amount, if any, to be withdrawn from the Lease Trust Distribution Account on such Payment Date and paid to the RCL Trust 2000-1 on such Payment Date pursuant to Section 3.2(c) of the Program Operating Lease.

          (c) The Lease Trustee shall have no duty or obligation to verify or confirm the accuracy of any of the information or numbers set forth in any of the certificates required to be delivered to the Lease Trustee in accordance with this Section 5.2 and the Lease Trustee shall be fully protected in relying upon such certificates.

          Section 5.3 Distribution of Funds. (a) Pursuant to Section 5.2(e) of the Series 2000-1 Supplement, on the Business Day preceding each Payment Date, the Administrative Agent shall withdraw an amount equal to the Available Sale Proceeds from the Series 2000-1 Collection Account and deposit such amount in the Series 2000-1 Payments Account. Pursuant to Section 5.2(e) of the Series 2000-1 Supplement, on the Business Day preceding each Payment Date, the Administrative Agent shall withdraw an amount equal to the Cash Collateral Deposit Amount from the Series 2000-1 Collection Account and deposit such amount into the Cash Collateral Account.

          (b) On each Payment Date through and including the Payment Date on which the Outstanding Amount of the Senior Notes shall have been reduced to zero, the Lease Trustee shall, pursuant to Section 6.5 of the Program Operating Lease, to the extent of the funds available in the Lease Trust Distribution Account, pay interest due on the Subordinated Notes (net of amounts paid pursuant to Section 6.6 of the Program Operating Lease) by withdrawing from the Lease Trust Distribution Account and distributing to the Lease Trust Paying Agent for deposit to the Cash Collateral Account, the amount, if any, deposited to the Lease Trust Distribution Account by the Indenture Trustee pursuant to
Section 8.4(b)(v) or 8.4(c)(v) of the Indenture and, if applicable, clause FIFTH of Section 5.6(b) of the Indenture.

          (c) On each Payment Date on which the Indenture Trustee has made a deposit to the Lease Trust Distribution Account pursuant to Sections 8.4(b)(ix) and 8.4(c)(ix) of the Indenture, the Lease Trustee shall, in accordance with the Disbursement and Payment Instructions (as set forth in Section 5.2(b)), withdraw such amounts from the Lease Trust Distribution Account and pay such amounts to the RCL Trust 2000-1 pursuant to Section 3.2(c) of the Program Operating Lease.

          (d) On each Payment Date through and including the Payment Date on which the Outstanding Amount of the Senior Notes shall have been reduced to zero, the Lease Trustee shall transfer the amounts deposited by the Indenture Trustee into the Lease Trust Distribution Account pursuant to Section 8.4(b)(vi) or 8.4(c)(vi) of the Indenture and, if applicable, clause SIXTH of Section 5.6(b) of the Indenture, for the payment of interest due on the Lease Trust Certificates, to the Lease Trust Paying Agent, which shall pay such interest to Lease Trust Certificateholders, on a pro rata basis.

          (e) On the Business Day preceding each Payment Date after the Payment Date on which the Outstanding Amount of the Senior Notes has been reduced to zero, the Lease Trustee shall, in accordance with the Cash Collateral Account Certificate received from the Administrative Agent pursuant to Section 5.2(a), withdraw from the Cash Collateral Account and deposit in the Series 2000-1 Payments Account (i) the Cash Collateral Required Draw Amount and (ii) after giving effect to the aggregate amount required to be deposited to the Cash Collateral Account pursuant to Section 5.3(g)(vi), the Cash Collateral Additional Draw Amount, if any, for such Payment Date.

          (f) On the Payment Date on which the Outstanding Amount of the Senior Notes has been reduced to zero, the Lease Trustee shall, in accordance with the Disbursement and Payment Instructions (as set forth in Section 5.2(b)), withdraw from the Lease Trust Distribution Account the amounts deposited therein pursuant to the last sentence of Sections 8.3(c) of the Indenture and make the deposits, distributions and payments specified in clauses (iv), (v), (vi), (vii) and
(viii) of Section 5.3(g), to the extent of funds then on deposit in the Lease Trust Distribution Account, in accordance with the priorities set forth in
Section 5.3(g).

          (g) On each Payment Date after the Payment Date on which the Outstanding Amount of the Senior Notes has been reduced to zero, the Lease Trustee shall, in accordance with the Disbursement and Payment Instructions (as set forth in Section 5.2(b)), withdraw from the Series 2000-1 Payment Account the Available Funds on deposit therein (net of any Additional Fee Released Amount) and make deposits, distributions and payments, to the extent of funds then on deposit in the Series 2000-1 Payment Account, in accordance with the following priorities:

               (i) to the Administrative Agent, an amount equal to any Monthly Payment Advances outstanding on the last day of the related Collection Period which the Administrative Agent has determined will not be reimbursed from Series 2000-1 Collections with respect to the related Series 2000-1 Lease;

               (ii) to the Administrative Agent, an amount equal to the sum, with respect to each Series 2000-1 Leased Vehicle which was sold or otherwise disposed of by the Administrative Agent during the related Collection Period, of the excess, if any, of the Sale Proceeds Advances made with respect to Series 2000-1 Leased Vehicle and the Sale Proceeds or Auction Proceeds received with respect to such Series 2000-1 Leased Vehicles;

               (iii) to the Administrative Agent, the Series 2000-1 Administrative Fee for the preceding Collection Period;

               (iv) pursuant to Section 6.5 of the Program Operating Lease, to the Lease Trust Paying Agent for deposit to the Cash Collateral Account, an amount equal to the interest accrued on the Outstanding Amount of the Subordinated Notes at the Subordinated Note Interest Rate plus any overdue interest and interest on any overdue interest at the Subordinated Note Interest Rate during the preceding Interest Accrual Period (net of amounts paid pursuant to Section 6.6 of the Program Operating Lease);

               (v) to the Lease Trust Paying Agent for payment to the Lease Trust Certificateholders, pro rata, an amount equal to the interest accrued on the Aggregate Certificate Balance at the Certificate Interest Rate plus any overdue interest and interest on any overdue interest at the Certificate Interest Rate during the preceding Interest Accrual Period;

               (vi) subject to Section 5.3(h), to the Lease Trust Paying Agent for deposit to the Cash Collateral Account, as payment of principal of the Subordinated Notes in accordance with Section 6.5 of the Program Operating Lease, an amount equal to (x) the Monthly Pool Balance Decline for the preceding Collection Period minus (y) the Outstanding Amount, if any, of the Senior Notes on the preceding Payment Date, after giving effect to all payments made on such preceding Payment Date; provided that if the amount on deposit in the Cash Collateral Account on any Payment Date after giving effect to any payment pursuant to this Section 5.3(g)(vi) on such Payment Date is less than the Bond Balance, the Lease Trustee shall withdraw from the Cash Collateral Account an amount equal to the lesser of (x) such shortfall and (y) the Cash Collateral Amount, and apply such amount to pay each of the items specified in Section 5.3(g) without duplication of the amounts already paid or deposited on such Payment Date;

               (vii) subject to Section 5.3(h), to the Lease Trust Paying Agent for payment to the Lease Trust Certificateholders, pro rata, in reduction of the Aggregate Certificate Balance of the Lease Trust Certificates, until such Aggregate Certificate Balance has been reduced to zero; and

               (viii) to the Cash Collateral Account, all remaining Available Funds.

          (h) Notwithstanding anything herein to the contrary, no payments shall be made under Section 5.3(g)(vi) or 5.3(g)(vii) on any Payment Date unless, after giving effect to any such payments, the Bond Balance shall have been reduced to zero. On the first Payment Date on which the Cash Collateral Amount is at least equal to the Bond Balance after giving effect to the aggregate amounts required to be deposited therein pursuant to Section 5.3(g)(vi), the Lease Trustee shall withdraw an amount equal to the Bond Balance from the Cash Collateral Account and pay such amounts to the Lease Trust Paying Agent for payment to the Subordinated Noteholders and the Lease Trust Certificateholders, pro rata, until the Bond Balance shall have been reduced to zero.

          (i) On the Payment Date on which the Bond Balance has been reduced to zero, the Lease Trustee shall release to the RCL Trust 2000-1 all of the Lease Trust's right, title and interest in, to and under any remaining Cash Collateral Account Property.

          (j) Lease Trust Distribution Statements. The Lease Trustee shall send to each Subordinated Noteholder and each Lease Trust Certificateholder on each Payment Date a report (a "Lease Trust Distribution Statement") based on information supplied by the Administrative Agent. Such Lease Trust Distribution Statement shall include the following information as to the Subordinated Notes and the Lease Trust Certificates to the extent applicable with respect to such Payment Date and the related Collection Period:

               (i) the Outstanding Amount of the Subordinated Notes on the immediately preceding Payment Date, or if the first Payment Date has not yet occurred, on the Closing Date;

               (ii) the Aggregate Certificate Balance of the Lease Trust Certificates on the immediately preceding Payment Date, or if the current Payment Date is the first Payment Date, on the Closing Date;

               (iii) the aggregate amount of interest accrued and paid on the Subordinated Notes and the Lease Trust Certificates during such Collection Period (separately stated);

               (iv) the aggregate amount of principal paid with respect to the Subordinated Notes and the Lease Trust Certificates on such Payment Date (separately stated);

               (v) the Outstanding Amount of the Subordinated Notes and the Aggregate Certificate Balance of the Lease Trust Certificates after giving effect to any payments of principal on such Payment Date;

               (vi) the Subordinated Note Pool Factor and the Certificate Pool Factor (after giving effect to payments made on such Payment Date);

               (vii) the aggregate amount of Series 2000-1 Collections deposited in the Series 2000-1 Collection Account (stating separately the components thereof);

               (viii) the Aggregate Net Monthly Payment Advances for such Collection Period;

               (ix) the aggregate amount of Sale Proceeds Advances reimbursed with Available Funds;

               (x) the aggregate amount of Monthly Payment Advances reimbursed with Available Funds;

               (xi) the Available Sale Proceeds (stating separately the components thereof);

               (xii) the Cash Collateral Required Draw Amount and the Cash Collateral Additional Draw Amount (separately stated);

               (xiii)  the Available Funds;

               (xiv) the Series 2000-1 Administrative Fee for the preceding Collection Period;

               (xv) the Outstanding Amount of the Senior Notes and the Pool Balance (separately stated);

               (xvi) the Cash Collateral Amount and the Required Cash Collateral Amount (after giving effect to any withdrawals and deposits to the Cash Collateral Account for such Payment Date);

               (xvii) the Aggregate Series 2000-1 Securitization Net Credit Losses for such Collection Period and as a percentage of the Pool Balance as of the first day of such Collection Period;

               (xviii) the Aggregate Series 2000-1 Residual Losses for the Series 2000-1 Leased Vehicles sold or otherwise disposed of during such Collection Period and as a percentage of the Pool Balance as of the first day of such Collection Period;

               (xix) if the Payment Date immediately follows a Collection Period during the Revolving Period, the Excess Cash Amount as of the first day of such Collection Period and the percentage equivalent of a fraction, (x) the numerator of which is the Excess Cash Amount as of the first day of such Collection Period and (y) the denominator of which is the Bond Balance;

               (xx) for the preceding three consecutive Collection Periods, the average of a fraction calculated for each such Collection Period, the numerator of which is the Aggregate Series 2000-1 Securitization Net Credit Losses for such Collection Period and the denominator of which is the Pool Balance as of the first day of such Collection Period;

               (xxi) for the preceding three consecutive Collection Periods, the average of a fraction calculated for each such Collection Period, the numerator of which is the aggregate Securitization Value as of the last day of such Collection Period of the Series 2000-1 Leases and Series 2000-1 Leased Vehicles for which the related Monthly Payment is at least 61 days past due as of the last day of such Collection Period and the denominator of which is the Pool Balance as of the first day of such Collection Period; and

               (xxii) for the preceding three consecutive Collection Periods, the average of a fraction calculated for each such Collection Period, the numerator of which is the Aggregate Series 2000-1 Residual Losses for the Series 2000-1 Leased Vehicles sold or otherwise disposed of during such Collection Period following the Normal Termination or the Early Normal Termination of the related Series 2000-1 Lease, and the denominator of which is the aggregate Residual Values of such Series 2000-1 Leased Vehicles.

          The information required to be reported in such Lease Trust Distribution Statement may be included with such other information or reports delivered by the Administrative Agent to the Lease Trustee in connection with the making of payments pursuant to the Basic Documents.

          (k) Withholding Taxes. In the event that any withholding tax is imposed on the Lease Trust's payment (or, if the Lease Trust is treated as a partnership for federal income tax purposes, allocations of income) to a Lease Trust Certificateholder or a Subordinated Noteholder, such tax shall reduce the amount otherwise distributable to such Lease Trust Certificateholder or Subordinated Noteholder in accordance with this Section 5.3. The Lease Trustee is hereby authorized and directed to retain from amounts otherwise distributable to such Lease Trust Certificateholder or Subordinated Noteholder sufficient funds for the payment of any withholding tax that is legally owed by the Lease Trust (but such authorization shall not prevent the Lease Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Lease Trust Certificateholder or a Subordinated Noteholder shall be treated as cash distributed to such Lease Trust Certificateholder or Subordinated Noteholder, as the case may be, at the time it is withheld by the Lease Trust for remittance to the appropriate taxing authority. If the Lease Trustee determines that there is a possibility that withholding tax is payable with respect to a distribution, the Lease Trustee may in its sole discretion withhold such amounts in accordance with this Section 5.3(k). In the event that a Lease Trust Certificateholder or Subordinated Noteholder wishes to apply for a refund of any such withholding tax, the Lease Trustee shall reasonably cooperate with such Lease Trust Certificateholder or Subordinated Noteholder in making such claim so long as such Lease Trust Certificateholder or Subordinated Noteholder agrees to reimburse the Lease Trustee for any out-of-pocket expenses incurred.

          (l) Lease Trustee Not Liable for Losses on Investments. Subject to
Section 7.1, the Lease Trustee shall not in any way be held liable by reason of any insufficiency in the Series 2000-1 Payment Account, the Series 2000-1 Collection Account, the Series 2000-1 Payahead Account, the Lease Trust Distribution Account or the Cash Collateral Account resulting from any loss on any Permitted Investment, as applicable, included therein except for losses attributable to the Lease Trustee's failure to make payments on any such Permitted Investments issued by the Lease Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

          (m) Indenture Trustee's Duties and Obligations. The Indenture Trustee, in such capacity, shall have no duties or obligations to the Subordinated Noteholders or Lease Trust Certificateholders.

          Section 5.4 Method of Payment. (a) Subject to Section 9.1(c), distributions required to be made to Lease Trust Certificateholders on any Payment Date shall be made by wire transfer in immediately available funds to an account maintained by the Depositary, or its nominee, or, if a wire transfer cannot be effected, by a check in immediately available funds delivered to the Depositary or its nominee. It is expected that the Depositary or its nominee, upon receipt of any distributions in respect of a Rule 144A Lease Trust Certificate held by the Depositary or its nominee, shall immediately credit the applicable Custodian's account with payments in amounts proportionate to the respective beneficial interests in such Rule 144A Lease Trust Certificate as shown on the records of the Depositary or its nominee. It is also expected that distributions by each Custodian to owners of beneficial interests in such Rule 144A Lease Trust Certificate held through the Custodian shall be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers registered in the name of nominee for such customers. Such distributions shall be the responsibility of each Custodian. Neither the Lease Trustee nor the Lease Trust Paying Agent shall have any responsibility or liability for any aspects of the records maintained by the Depositary or its nominee or each Custodian relating to or for payments made thereby on account of beneficial interests in a Rule 144A Lease Trust Certificate.

          Subject to the provision of Section 9.1(c), the Holders of the Lease Trust Certificates as of the Record Date in respect of a Payment Date shall be entitled to any distribution made on such Lease Trust Certificates on such Payment Date.

          (b) Subject to Section 9.1(c) of this Agreement and Section 6.5 of the Program Operating Lease, distributions required to be made to Subordinated Noteholders on any Payment Date shall be made to each Subordinated Noteholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Subordinated Noteholder at a bank or other entity having appropriate facilities therefor, if such Subordinated Noteholder shall have provided to the Lease Trust Registrar appropriate written instructions at least five Business Days prior to such Payment Date or, if not, by check mailed to such Subordinated Noteholder at the address of such Subordinated Noteholder appearing in the Lease Trust Register.

          Section 5.5 Accounting and Reports to the Senior Noteholders, Subordinated Noteholders, Lease Trust Certificateholders, the Internal Revenue Service and Others. (a) The Lease Trustee shall, based on information provided by the Depositor, (i) maintain (or cause to be maintained) the books of the Lease Trust on a calendar year basis on the accrual method of accounting, (ii) deliver to each Lease Trust Certificateholder and Subordinated Noteholder such information as may be required by the Code and applicable Treasury Regulations with respect to instruments such as the Lease Trust Certificates or Subordinated Notes, as the case may be, that is consistent with the position that the Lease Trust Certificates (other than the Lease Trust Certificates issued to the Depositor pursuant to Section 3.10(a)) will be treated as debt for federal income tax and state income and franchise tax purposes, and (iii) in addition to the Lease Trustee's rights under Section 5.3(k), take such action as instructed by the holder of the Lease Trust Certificates issued to the Depositor pursuant to Section 3.10(a) to collect or cause to be collected and paid over to applicable authorities any withholding tax as described in and in accordance with Section 5.3(k) with respect to income or distributions to Lease Trust Certificateholders or Subordinated Noteholders.

          (b) The Depositor shall maintain such books and records, and shall prepare and file such reports and returns, as are required pursuant to Sections
2.10 and 5.2.

          Section 5.6 Subordinated Note Events of Default. Effective after all of the Senior Notes have been paid in full, the following events constitute "Subordinated Note Events of Default" (whatever the reason for such Subordinated Note Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (i) default in the payment of any interest on any Subordinated Note when the same becomes due and payable on each Payment Date, and such default shall continue for a period of five days;

               (ii) default in the payment of the principal of any Subordinated Note at Stated Maturity;

               (iii) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Lease Trust or any substantial part of the Lease Trust Estate in an involuntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Lease Trust or for any substantial part of the Lease Trust Estate, or the winding-up or liquidation of the Lease Trust's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

               (iv) the commencement by the Lease Trust of a voluntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Lease Trust to the entry of an order for relief in an involuntary case under any such law, or the consent by the Lease Trust to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Lease Trust or for any substantial part of the Lease Trust Estate, or the making by the Lease Trust of any general assignment for the benefit of creditors, or the failure by the Lease Trust generally to pay its debts as such debts become due, or the taking of action by the Lease Trust in furtherance of any of the foregoing.

          Section 5.7 Acceleration of Maturity. If a Subordinated Note Event of Default should occur and be continuing, then and in each such case the Subordinated Noteholders holding not less than a majority of the Outstanding Amount of the Subordinated Notes may declare all the Subordinated Notes to be immediately due and payable, by a notice in writing to the Lease Trustee, and upon any such declaration the unpaid principal amount of such Subordinated Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable; provided, however, that so long as any Senior Notes are Outstanding, no such declaration of acceleration of the Subordinated Notes is permitted to be made.

          At any time after a declaration of acceleration of maturity of the Subordinated Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Subordinated Noteholders, the Subordinated Noteholders holding not less than a majority of the Outstanding Amount of the Subordinated Notes, by written notice to the Lease Trustee, may rescind and annul such declaration and its consequences if:

               (i) the Lease Trust has paid all payments of principal of and interest on all Subordinated Notes and all other amounts that would then be due upon such Subordinated Notes if the Subordinated Note Event of Default giving rise to such acceleration had not occurred; and

               (ii) all Subordinated Note Events of Default, other than the nonpayment of the principal of the Subordinated Notes that has become due solely by such acceleration, have been cured or waived.

          No such rescission shall affect any subsequent default or impair any right consequent thereto.

          Section 5.8 Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Subordinated Notes as provided above, Subordinated Noteholders holding not less than a majority of the Outstanding Amount of the Subordinated Notes may waive any past Subordinated Note Default or Subordinated Note Event of Default and its consequences except a Subordinated Note Default in payment of principal of or interest on any of the Subordinated Notes. In the case of any such waiver, the Lease Trust and the Subordinated Noteholders shall be restored to their former positions and rights under the Subordinated Notes and under this Agreement; but no such waiver shall extend to any subsequent or other Subordinated Note Default or impair any right consequent thereto.

          Upon any such waiver, such Subordinated Note Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Subordinated Note Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of the Subordinated Notes and this Agreement; but no such waiver shall extend to any subsequent or other Subordinated Note Default or Subordinated Note Event of Default or impair any right consequent thereto.

                                   ARTICLE VI

                      AUTHORITY AND DUTIES OF LEASE TRUSTEE

          Section 6.1 General Authority. To the extent permitted by Section 2.3, the Lease Trustee is authorized and directed to execute and deliver the Basic Documents to which the Lease Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Lease Trust is to be a party, in each case, in such form as the Depositor shall approve as evidenced conclusively by the Lease Trustee's execution thereof and the Depositor's execution of this Agreement, and to direct the Indenture Trustee to authenticate and deliver Senior Notes in the aggregate principal amount not to exceed $[ ]. In addition to the foregoing, the Lease Trustee is authorized to take all actions required of the Lease Trust pursuant to the Basic Documents. The Lease Trustee is further authorized from time to time to take such action on behalf of the Lease Trust as is permitted by the Basic Documents and which the Administrative Agent recommends with respect to the Basic Documents, except to the extent that this Agreement expressly requires the consent of Lease Trust Certificateholders or Subordinated Noteholders for such action.

          Section 6.2 General Duties. It shall be the duty of the Lease Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the other Basic Documents to which it is to be a party and to administer the Lease Trust in the interest of the Lease Trust Certificateholders, subject to the lien of the Indenture and to the obligations of the Lease Trust under the Subordinated Notes, and in accordance with provisions of this Agreement and the other Basic Documents to which it is a party.

          Section 6.3 Action upon Instruction. (a) Subject to Article IV, the Depositor, as holder of the Lease Trust Certificates issued pursuant to Section 3.10(a), may by written instruction direct the Lease Trustee in the administration of the Lease Trust, subject to, and in accordance with the terms of this Agreement; provided that no such instruction shall, as evidenced by an Opinion of Counsel, materially adversely affect the Senior Noteholders, Subordinated Noteholders or Lease Trust Certificateholders.

          (b) The Lease Trustee shall not be required to take any action hereunder or under any Basic Document if the Lease Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Lease Trustee or is contrary to the terms hereof or of any other Basic Document or is otherwise contrary to law.

          (c) Whenever the Lease Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any other Basic Document, the Lease Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Lease Trust Certificateholders requesting instruction as to the course of action to be adopted, and to the extent the Lease Trustee acts in good faith in accordance with any written instruction of the Lease Trust Certificateholders holding not less than a majority of the Aggregate Certificate Balance, the Lease Trustee shall not be liable on account of such action to any Person. If the Lease Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances), it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the other Basic Documents, as it shall deem to be in the best interests of the Lease Trust Certificateholders, and shall have no liability to any Person for such action or inaction.

          (d) In the event that the Lease Trustee is unsure as to the application of any provision of this Agreement or any other Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement or any other Basic Document permits any determination by the Lease Trustee or is silent or is incomplete as to the course of action that the Lease Trustee is required to take with respect to a particular set of facts, the Lease Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Lease Trust Certificateholders requesting instruction and, to the extent that the Lease Trustee acts or refrains from acting in good faith in accordance with any such instruction received from Lease Trust Certificateholders holding not less than a majority of the Aggregate Certificate Balance and in accordance with Sections 6.4 and 6.5, the Lease Trustee shall not be liable, on account of such action or inaction, to any Person. If the Lease Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances), it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the other Basic Documents, as it shall deem to be in the best interests of the Lease Trust Certificateholders, and shall have no liability to any Person for such action or inaction.

          Section 6.4 No Duties Except as Specified in this Agreement or in Instructions. The Lease Trustee shall not have any right, duty, or obligation to manage, make any payment with respect to, register, record, sell, dispose of or otherwise deal with the Lease Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Lease Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Lease Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any other Basic Document against the Lease Trustee. The Lease Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any ownership or security interest in the Lease Trust Estate or to prepare or file any Securities and Exchange Commission filing, if any, for the Lease Trust or to record this Agreement or any other Basic Document.

          Section 6.5 No Action Unless Specifically Authorized. The Lease Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Lease Trust Estate except (a) in accordance with the powers granted to and the authority conferred upon the Lease Trustee pursuant to this Agreement, (b) in accordance with the other Basic Documents to which the Lease Trust or the Lease Trustee is a party and (c) in accordance with any document or instruction delivered to the Lease Trustee pursuant to Section 6.3. In particular, the Lease Trustee shall not transfer, sell, pledge, assign or convey the Series 2000-1 Certificates except as specifically required or permitted by the Basic Documents.

          Section 6.6 Restrictions. The Lease Trustee shall not take any action
(a) that is contrary to the purposes of the Lease Trust set forth in Section 2.3 or (b) that, to the actual knowledge of the Lease Trustee, would (i) affect the treatment of the Senior Notes as debt for federal income tax purposes, (ii) be deemed to cause a taxable exchange of the Senior Notes for federal income tax purposes or (iii) cause the Lease Trust, the Depositor or any Titling Company or any portion thereof to be taxable as an association or publicly traded partnership taxable as a corporation for federal or Delaware income tax purposes. The Lease Trust Certificateholders and Subordinated Noteholders shall not direct the Lease Trustee to take action that would violate the provisions of this Section 6.6.

                                   ARTICLE VII

                          CONCERNING THE LEASE TRUSTEE

          Section 7.1 Acceptance of Trusts and Duties. The Lease Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement and no implied duties shall be read into this Agreement against the Lease Trustee. The Lease Trustee also agrees to disburse all moneys actually received by it constituting part of the Lease Trust Estate upon the terms of this Agreement and the other Basic Documents to which the Lease Trust or the Lease Trustee is a party. The Lease Trustee shall not be answerable or accountable hereunder or under any other Basic Document under any circumstances, except (i) for its own willful misconduct, bad faith or negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.3 expressly made by the Lease Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

          (a) the Lease Trustee shall not be liable for any error of judgment made by a Responsible Officer of the Lease Trustee;

          (b) the Lease Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of any Lease Trust Certificateholder or Subordinated Noteholder, the Indenture Trustee, the Depositor or the Administrative Agent;

          (c) no provision of this Agreement or any other Basic Document shall require the Lease Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any other Basic Document if the Lease Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity satisfactory to it against such risk or liability is not reasonably assured or provided to it;

          (d) under no circumstances shall the Lease Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Senior Notes, the Subordinated Notes or the Lease Trust Certificates;

          (e) the Lease Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Lease Trust Estate or for or in respect of the validity or sufficiency of the other Basic Documents, other than the certificates of authentication on the Lease Trust Certificates and the Subordinated Notes, and the Lease Trustee shall in no event be deemed to have assumed or incurred any liability, duty or obligation to any Senior Noteholder, Subordinated Noteholder or Lease Trust Certificateholder or any third party dealing with the Lease Trust or the Lease Trust Estate, other than as expressly provided for herein and in the other Basic Documents;

          (f) the Lease Trustee shall not be liable for the misfeasance, malfeasance or nonfeasance of the Administrative Agent, the Depositor or the Indenture Trustee, under any of the Basic Documents or otherwise, and the Lease Trustee shall have no obligation or liability to perform the obligations of the Lease Trust under this Agreement or other Basic Documents that are required to be performed by the Administrative Agent under the Administrative Agency Agreement or the Series 2000-1 Supplement, the Depositor under the Transfer Agreement or the Program Operating Lease, or the Indenture Trustee under the Indenture; and

          (g) the Lease Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Basic Document, at the request, order or direction of any of the Lease Trust Certificateholders or Subordinated Noteholders, unless such Lease Trust Certificateholders or Subordinated Noteholders, as the case may be, have offered to the Lease Trustee security or indemnity satisfactory to it against the Expenses that may be incurred by the Lease Trustee therein or thereby. The right of the Lease Trustee to perform any discretionary act enumerated in this Agreement or in any other Basic Document shall not be construed as a duty, and the Lease Trustee shall not be answerable for other than its bad faith, negligence or willful misconduct in the performance of any such act.

          Section 7.2 Furnishing of Documents. The Lease Trustee shall furnish to any Subordinated Noteholder or Lease Trust Certificateholder promptly upon receipt of a written request by such Lease Trust Certificateholder or Subordinated Noteholder (at the expense of the requesting Lease Trust Certificateholder or Subordinated Noteholder) therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Lease Trustee under the Basic Documents.

          Section 7.3 Representations and Warranties. The Lease Trustee hereby represents and warrants to the Depositor, for the benefit of the Subordinated Noteholders and Lease Trust Certificateholders, that:

          (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

          (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

          (c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Lease Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

          (d) This Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding agreement of it, enforceable against the Lease Trustee in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

               Section 7.4 Reliance; Advice of Counsel. (a) The Lease Trustee may conclusively rely upon, and shall be fully protected in relying upon, and shall incur no liability to anyone in acting or refraining from acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper (whether in its original or facsimile form) believed by it to be genuine and believed by it to be signed by the proper party or parties. The Lease Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Lease Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Lease Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

               (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the other Basic Documents, the Lease Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Lease Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Lease Trustee with reasonable care and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Lease Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such persons and not contrary to this Agreement or any other Basic Document.

               Section 7.5 Not Acting in Individual Capacity. Except as provided in this Article VII, in accepting the trusts hereby created The Bank of New York (Delaware) acts solely as Lease Trustee hereunder and not in its individual capacity and all Persons having any claim against the Lease Trustee by reason of the transactions contemplated by this Agreement or any other Basic Document shall look only to the Lease Trust Estate for payment or satisfaction thereof.

               Section 7.6 Lease Trustee Not Liable for Lease Trust Certificates or Subordinated Notes. The recitals contained herein and in the Lease Trust Certificates and the Subordinated Notes (other than the signature and countersignature of the Lease Trustee on the Lease Trust Certificates and the Subordinated Notes and its representations and warranties in Section 7.3) shall be taken as the statements of the Depositor and the Lease Trustee assumes no responsibility for the correctness thereof. The Lease Trustee makes no representations as to the validity or sufficiency of this Agreement, of any other Basic Document or of the Lease Trust Certificates or Subordinated Notes (other than the signature and countersignature of the Lease Trustee on the Lease Trust Certificates and Subordinated Notes) or the Senior Notes or any offering document relating to any of them. The Lease Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity or enforceability of any Basic Document to which the Lease Trustee is to be a party (except for enforceability against the Lease Trustee), or the perfection and priority of any security interest created by or under any Basic Document, or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Lease Trust Estate or its ability to generate the payments to be distributed to Subordinated Noteholders or Lease Trust Certificateholders under this Agreement or the Senior Noteholders under the Indenture, or for the validity of the transfer of the Series 2000-1 Certificates to the Lease Trust pursuant to the Transfer Agreement, or for the lease of the Series 2000-1 Certificates to RCL Trust 2000-1 pursuant to the Program Operating Lease, or for the compliance by the Depositor or the Administrative Agent with any warranty or representation made under any Basic Document or for the accuracy of any such warranty or representation or for any action of the Administrative Agent or the Indenture Trustee taken in the name of the Lease Trustee.

               Section 7.7 Lease Trustee May Own Lease Trust Certificates, Subordinated Notes and Senior Notes. The Lease Trustee in its individual or any other capacity may become the owner or pledgee of Lease Trust Certificates, Subordinated Notes or Senior Notes and may deal with the Depositor, the Administrative Agent and the Indenture Trustee, and their respective Affiliates, in banking transactions with the same rights as it would have if it were not Lease Trustee.

                                  ARTICLE VIII

                          COMPENSATION OF LEASE TRUSTEE

               Section 8.1 Lease Trustee's Fees and Expenses. The Lease Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon in writing before the date hereof between the beneficiary of the Depositor and the Lease Trustee. The Administrative Agent (in exchange for receipt of the Series 2000-1 Administrative Fee) has agreed pursuant to the Series 2000-1 Supplement to pay such fees of the Lease Trustee as are agreed upon by the Depositor and the Lease Trustee, and shall reimburse the Lease Trustee for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Lease Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder. The Administrative Agent shall make no claim upon the Lease Trust Estate for the payment or reimbursement of such fees and expenses.

               Section 8.2 Indemnification. The Depositor as the holder of the Lease Trust Certificates and Subordinated Notes issued pursuant to Section 3.10 shall be liable as primary obligor for, and shall indemnify the Lease Trustee and its successors, assigns, agents, servants, officers and employees (collectively, the "Indemnified Parties") from and against, any and all Expenses which may at any time be imposed on, incurred by, or asserted against any Indemnified Party in any way relating to or arising out of this Agreement, the other Basic Documents, the Lease Trust Estate, the administration of the Lease Trust Estate or the action or inaction of the Lease Trustee hereunder, except only that the holders of such Lease Trust Certificates shall not be liable for or required to indemnify the Indemnified Parties from and against Expenses arising or resulting from any of the matters described in the third sentence of
Section 7.1. The indemnities contained in this Section 8.2 shall survive the resignation or termination of the Lease Trustee or the termination of this Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section 8.2, the Lease Trustee's choice of legal counsel shall be subject to the approval of the Depositor, which approval shall not be unreasonably withheld. The Depositor as the holder of the Lease Trust Certificates and Subordinated Notes issued pursuant to Section 3.10 shall make no claim upon the Lease Trust Estate for the payment of such Expenses.

                                   ARTICLE IX

                      TERMINATION OF LEASE TRUST AGREEMENT

               Section 9.1 Termination of Lease Trust Agreement. (a) This Agreement (other than Article VIII) and the Lease Trust shall terminate and be of no further force or effect, (i) upon the final distribution by the Lease Trustee of all moneys or other property or proceeds of the Lease Trust Estate in accordance with the terms of the Indenture and this Agreement or (ii) at the times provided in Section 9.2. The bankruptcy, liquidation, dissolution, or termination, death or incapacity of any Subordinated Noteholder or Lease Trust Certificateholder shall not (x) operate to terminate this Agreement or the Lease Trust, nor (y) entitle such Subordinated Noteholder's or Lease Trust Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Lease Trust or Lease Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

               (b) Except as provided in Section 9.1(a), none of the Depositor, any Lease Trust Certificateholder or any Subordinated Noteholder shall be entitled to revoke or terminate the Lease Trust.

               (c) Notice of any termination of this Agreement pursuant to
Section 9.1(a) shall be given by the Lease Trustee by letter to Lease Trust Certificateholders and Subordinated Noteholders mailed within five Business Days of receipt of notice of such termination from the Administrative Agent, stating
(i) the Payment Date upon or with respect to which final payment of the Subordinated Notes and Lease Trust Certificates shall be made upon presentation and surrender of the Subordinated Notes and Lease Trust Certificates at the office of the Lease Trust Paying Agent therein designated, (ii) the amount of any such final payment with respect to the Subordinated Notes or Lease Trust Certificates, as applicable; and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Subordinated Notes and Lease Trust Certificates at the office of the Lease Trust Paying Agent therein specified. The Lease Trustee shall give such notice to the Lease Trust Registrar (if other than the Lease Trustee) and the Lease Trust Paying Agent at the time such notice is given to Subordinated Noteholders and Lease Trust Certificateholders. Upon presentation and surrender of the Subordinated Notes or the Lease Trust Certificates, the Lease Trust Paying Agent shall cause to be paid to Subordinated Noteholders or Lease Trust Certificateholders, as applicable, amounts payable to them on such Payment Date pursuant to Section 5.3.

               In the event that all of the Subordinated Noteholders and Lease Trust Certificateholders shall not surrender their Subordinated Notes or Lease Trust Certificates, as the case may be, for cancellation within six months after the date specified in the above mentioned written notice, the Lease Trustee shall give a second written notice to the remaining Subordinated Noteholders and Lease Trust Certificateholders to surrender their Subordinated Notes or Lease Trust Certificates, as the case may be, for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Subordinated Notes or Lease Trust Certificates shall not have been surrendered for cancellation, the Lease Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Subordinated

Noteholders or Lease Trust Certificateholders, as the case may be, concerning surrender of their Subordinated Notes or Lease Trust Certificates, as applicable, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Lease Trust Estate after exhaustion of such remedies shall be distributed by the Lease Trustee to the Edison Institute in Dearborn, Michigan.

               Section 9.2 Redemption of the Subordinated Notes; Prepayment of the Lease Trust Certificates.

               (a) The Subordinated Notes shall be redeemed in whole, but not in part, at the Redemption Price and the Lease Trust Certificates shall be prepaid in whole, but not in part, at the Prepayment Price on any Payment Date on which the Administrative Agent exercises its option to purchase the Series 2000-1 Certificates pursuant to Section 7.1 of the Series 2000-1 Supplement; provided, however, that the Lease Trust has available funds sufficient to redeem all of the outstanding Senior Notes, if any, pursuant to Section 10.1 of the Indenture and to pay the Redemption Price and the Prepayment Price. The Administrative Agent or the Lease Trustee shall furnish the Rating Agencies notice of such redemption and prepayment. In accordance with Section 7.1 of the Series 2000-1 Supplement, the Administrative Agent shall give each Titling Company and the Holders of the Series 2000-1 Certificates (which for such purposes shall be the Lease Trustee, and prior to the Payment Date on which the Outstanding Amount of the Senior Notes has been reduced to zero, the Indenture Trustee) at least thirty days' prior written notice of the Payment Date on which the Administrative Agent intends to exercise such option, and shall, on the Business Day preceding such Payment Date, deposit to the Series 2000-1 Collection Account an amount in immediately available funds equal to the aggregate Securitization Value of the Series 2000-1 Assets as of the last day of the preceding Collection Period plus accrued interest and interest on any overdue interest on the Senior Notes, the Subordinated Notes and the Lease Trust Certificates to such Payment Date, whereupon all of the Subordinated Notes and Lease Trust Certificates shall be due and payable on the Redemption Date upon the furnishing of a notice complying with Section 9.2(b) to each Subordinated Noteholder and Lease Trust Certificateholder, as the case may be.

               (b) Notice of redemption or prepayment under Section 9.2(a) shall be given by the Lease Trustee by facsimile or by first-class mail, postage prepaid, transmitted or mailed at least thirty days prior to the Redemption Date to each Subordinated Noteholder and Lease Trust Certificateholder, on the Record Date preceding the Redemption Date, at the address of such Subordinated Noteholder or Lease Trust Certificateholder, as the case may be, appearing in the Lease Trust Register.

               All notices of redemption or prepayment shall state:

                    (i) the Redemption Date;

                    (ii) the Redemption Price or Prepayment Price, as applicable; and

                    (iii) the place where the Subordinated Notes and Lease Trust Certificates are to be surrendered for payment of the Redemption Price or Prepayment Price, as applicable (which shall be the office or agency of the Lease Trustee to be maintained as provided in Section 3.8).

               Notice of redemption of the Subordinated Notes and of prepayment of the Lease Trust Certificates shall be given by the Lease Trustee in the name and at the expense of the Lease Trust. Failure to give notice of redemption or prepayment, or any defect therein, to any Subordinated Noteholder or Lease Trust Certificateholder, as the case may be, shall not impair or affect the validity of the redemption or prepayment of any other Subordinated Note or Lease Trust Certificate, as applicable.

               (c) The Subordinated Notes to be redeemed shall, following notice of redemption as required by Section 9.2(b) on the Redemption Date become due and payable at the Redemption Price and (unless the Lease Trust shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period from and including the Redemption Date. The Lease Trust Certificates to be prepaid shall, following notice of prepayment as required by
Section 9.2(b) on the Redemption Date, become due and payable at the Prepayment Price and (unless the Lease Trust shall default in the payment of the Prepayment Price) no interest shall accrue on the Prepayment Price for any period from and including the Redemption Date.

                                   ARTICLE X

             SUCCESSOR LEASE TRUSTEES AND ADDITIONAL LEASE TRUSTEES

               Section 10. 1 Eligibility Requirements for Lease Trustee. The Lease Trustee shall at all times be authorized to exercise corporate trust powers and be a Person with a long-term debt rating of at least Baa3 (or its equivalent) by Moody's Investors Service, Inc. (or is otherwise acceptable to the Rating Agencies) and having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or State authorities. If such Person shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 10. 1, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Lease Trustee shall cease to be eligible in accordance with the provisions of this Section 10. 1, the Lease Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.

               Section 10.2 Resignation or Removal of Lease Trustee. The Lease Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrative Agent, the Depositor and the Lease Trust Certificateholders. The Lease Trustee shall not be obligated to accept record title to the Series 2000-1 Leased Vehicles (or part thereof) after notice of resignation but before appointment of a successor and shall have no liability to any Person (including any Subordinated Noteholder or Lease Trust Certificateholder) as a result of such inaction. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Lease Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Lease Trustee and one copy to the successor Lease Trustee. If no successor Lease Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Lease Trustee may petition any court of competent jurisdiction for the appointment of a successor Lease Trustee.

               If at any time the Lease Trustee shall cease to be eligible in accordance with the provisions of Section 10. 1 and shall fail to resign after written request therefor by the Administrative Agent, the Depositor or Lease Trust Certificateholders holding not less than a majority of the Aggregate Certificate Balance, or if at any time the Lease Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Lease Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Lease Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrative Agent, the Depositor or such Lease Trust Certificateholders may remove the Lease Trustee. If the Administrative Agent, the Depositor or Lease Trust Certificateholders holding not less than a majority of the Aggregate Certificate Balance shall remove the Lease Trustee under the authority of the immediately preceding sentence, the Administrative Agent or the Depositor shall promptly appoint a successor Lease Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Lease Trustee so removed and one copy to the successor Lease Trustee.

               Any resignation or removal of the Lease Trustee and appointment of a successor Lease Trustee pursuant to any of the provisions of this Section
10.2 shall not become effective until acceptance of appointment by the successor Lease Trustee pursuant to Section 10.3 and payment of all fees and expenses owed to the outgoing Lease Trustee. The Depositor shall provide notice of such resignation or removal of the Lease Trustee to each of the Rating Agencies, the Indenture Trustee and the Lease Trust Certificateholders.

               Section 10.3 Successor Lease Trustee. Any successor Lease Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the Administrative Agent and to its predecessor Lease Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Lease Trustee shall become effective and such successor Lease Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Lease Trustee. The predecessor Lease Trustee shall upon payment of its fees and expenses deliver to the successor Lease Trustee all documents and statements and monies held by it under this Agreement; and the Depositor and the predecessor Lease Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Lease Trustee all such rights, powers, duties and obligations.

               No successor Lease Trustee shall accept appointment as provided in this Section 10.3 unless at the time of such acceptance such successor Lease Trustee shall be eligible pursuant to Section 10.1.

               Upon acceptance of appointment by a successor Lease Trustee pursuant to this Section 10.3, the Depositor shall mail notice of the successor of such Lease Trustee to all Lease Trust Certificateholders, the Indenture Trustee, and the Rating Agencies. If the Depositor shall fail to mail such notice within 10 days after acceptance of appointment by the successor Lease Trustee, the successor Lease Trustee shall cause such notice to be mailed at the expense of the Depositor.

               Section 10.4 Merger or Consolidation of Lease Trustee. Any Person into which the Lease Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Lease Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Lease Trustee, shall be the successor of the Lease Trustee hereunder, provided such Person shall be eligible pursuant to Section 10.1, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, further that the Lease Trustee shall mail notice of such merger, conversion, or consolidation to the Rating Agencies, the Indenture Trustee and the Lease Trust Certificateholders.

               Section 10.5 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provision of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Lease Trust Estate may at the time be located, the Depositor and the Lease Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons to act as co-trustee, jointly with the Lease Trustee, or separate trustee or separate trustees, of all or any part of the Lease Trust Estate, and to vest in such Person, in such capacity, such title to the Lease Trust Estate, or any part thereof, and, subject to the other provisions of this Section 10.5, such powers, duties, obligations, rights and trusts as the Depositor and the Lease Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Lease Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.3. The Bank of New York is hereby appointed to act as co-trustee.

               Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (a) all rights, powers, duties and obligations conferred or imposed upon the Lease Trustee shall be conferred upon and exercised or performed by the Lease Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co trustee is not authorized to act separately without the Lease Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Lease Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Lease Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co trustee, but solely at the direction of the Lease Trustee;

               (b) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement, and

               (c) jointly may at any time accept the resignation of or remove any separate trustee or co trustee.

               Any notice, request or other writing given to the Lease Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article X. Each separate trustee and co trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Lease Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Lease Trustee. Each such instrument shall be filed with the Lease Trustee and a copy thereof given to the Administrative Agent and the Depositor.

               Any separate trustee or co-trustee may at any time appoint the Lease Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Lease Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                   ARTICLE XI

                                   TAX MATTERS

               Section 11.1 Income Tax Characterization. (a) It is the intention of the parties hereto that the Lease Trust not constitute a separate entity for federal income tax or state income or franchise taxes. If, however, the Lease Trust is characterized as a separate entity for federal income tax purposes, it is the intention of the parties that it qualify as a partnership for such purposes.

               (b) It is the intent of the Depositor and Lease Trust Certificateholders that the Lease Trust Certificates be treated as indebtedness of the Depositor for purposes of federal income tax and state income and franchise taxes. If, however, the Lease Trust is characterized as a separate entity and the Lease Trust Certificates are not characterized as indebtedness of such entity for federal income tax purposes, it is the intention of the parties that the Lease Trust qualify as a partnership for such purposes and the Lease Trust Certificateholders (including the Depositor) will be treated as partners in that partnership. The Depositor and the other Lease Trust Certificateholders, by acceptance of a Lease Trust Certificate, agree to take no action inconsistent with such tax treatment of the Lease Trust Certificates.

               (c) It is the intent of the Depositor and Subordinated Noteholders that the Subordinated Notes be treated as a direct ownership interest in the assets of the Lease Trust for purposes of federal income tax and state income and franchise taxes. If, however, the Lease Trust is characterized as a separate entity for federal income tax purposes, it is the intention of the parties that it qualify as a partnership for such purposes and the Subordinated Noteholders (including the Depositor) will be treated as partners in that partnership. The Depositor and the other Subordinated Noteholders, by acceptance of a Subordinated Note, agree to take no action inconsistent with such tax treatment of the Subordinated Notes.

                                   ARTICLE XII

                                  MISCELLANEOUS

               Section 12.1 Supplements and Amendments.

               (a) Without Consent of the Senior Noteholders, Subordinated Noteholders or Lease Trust Certificateholders. This Agreement may be amended by the Depositor and the Lease Trustee, with prior written notice by the Depositor to the Rating Agencies, without the consent of any of the Senior Noteholders, Subordinated Noteholders or Lease Trust Certificateholders, to cure any ambiguity or defect, to correct or supplement any provisions in this Agreement, to add any provisions to or change in any manner or eliminate any of the provisions in this Agreement or to modify in any manner the rights of the Senior Noteholders, Subordinated Noteholders or Lease Trust Certificateholders; provided, however, that such action shall not, (i) as evidenced by an Opinion of Counsel, materially adversely affect the interests of the Indenture Trustee, any Senior Noteholder, Subordinated Noteholder or Lease Trust Certificateholder unless 100% of the holders of the Senior Notes, the Subordinated Notes and the Lease Trust Certificates materially adversely affected thereby have consented to such amendment, (ii) as confirmed by each Rating Agency then rating each Class of the Senior Notes or the Lease Trust Certificates, cause the then current rating of the Senior Notes or the Lease Trust Certificates to be withdrawn or reduced or (iii) cause the Lease Trust, the Depositor or any Titling Company to be taxable as an "association" or publicly traded partnership taxable as a corporation for federal income tax purposes,

               This Agreement also may be amended in connection with an assignment by the Depositor of Lease Trust Certificates, by the Depositor and the Lease Trustee, with prior written notice by the Depositor to the Rating Agencies, without the consent of any of the Senior Noteholders, Subordinated Noteholders or Lease Trust Certificateholders, to provide for the accounting for income, gain, loss, and deductions of the Lease Trust in the event it is classified as a partnership and the Lease Trust Certificates are not classified as debt of such partnership for federal income tax purposes.

               (b) With Consent of the Senior Noteholders and Lease Trust Certificateholders. This Agreement may also be amended from time to time by the Depositor and the Lease Trustee, with prior written notice to the Rating Agencies, with the consent of Senior Noteholders holding not less than a majority of the Outstanding Amount of the Senior Notes and, to the extent affected thereby, the consent of Lease Trust Certificateholders holding not less than a majority of the Aggregate Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Senior Noteholders, Subordinated Noteholders or Lease Trust Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of distributions that are required to be made for the benefit of the Senior Noteholders or Lease Trust Certificateholders, or (b) reduce the percentage of the Outstanding Amount of the Senior Notes and the Aggregate Certificate Balance of the Lease Trust Certificates required to consent to any such amendment, without the consent of the holders of 100% of the Outstanding Amount of the Senior Notes or of 100% of the Aggregate Certificate Balance, as the case may be, and provided, further that an Opinion of Counsel shall be furnished to the Indenture Trustee and the Lease Trustee to the effect that such amendment shall not (i) affect the treatment of the Senior Notes as debt for federal income tax purposes, (ii) be deemed to cause a taxable exchange of the Senior Notes for federal income tax purposes, (iii) cause the Lease Trust, the Depositor or any Titling Company to be classified as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes or (iv) as confirmed by each Rating Agency then rating each Class of the Senior Notes or the Lease Trust Certificates, cause the then current rating of the Senior Notes or the Lease Trust Certificates to be withdrawn or reduced.

               (c) With Respect to Certain Tax Matters. Notwithstanding the foregoing, this Agreement may be amended at any time by the Depositor (acting at the direction of Ford Credit) and the Lease Trustee to the extent reasonably necessary to assure that none of the Lease Trust, the Depositor or any Titling Company will be classified as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes; provided, however, that such action shall not materially adversely affect the interests of any Senior Noteholder, the Subordinated Noteholder or Lease Trust Certificateholder.

               (d) General Matters Concerning Amendments and Consents. The Lease Trustee and the Depositor shall provide prior written notice of any such amendment to each Rating Agency, and promptly after the execution of any such amendment or consent, the Lease Trustee shall furnish written notification of the substance of such amendment or consent to each Lease Trust Certificateholder and the Indenture Trustee.

               It shall not be necessary for the consent of the Lease Trust Certificateholders, the Senior Noteholders or the Indenture Trustee pursuant to this Section 12.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Lease Trust Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Lease Trust Certificateholders shall be subject to such reasonable requirements as the Lease Trustee may prescribe.

               Prior to the execution of any amendment to this Agreement, the Lease Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Lease Trustee may, but shall not be obligated to, enter into any such amendment which affects the Lease Trustee's own rights, duties or immunities under this Agreement or otherwise.

               Section 12.2 No Legal Title to Lease Trust Estate in Lease Trust Certificateholders or Subordinated Noteholders. (a) The Lease Trust Certificateholders shall not have legal title to any part of the Lease Trust Estate. The Lease Trust Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest in the Least Trust only in accordance with Articles V and IX No transfer, by operation of law or otherwise, of any right, title or interest of the Lease Trust Certificateholders to and in their ownership interest in the Lease Trust Estate shall operate to terminate this

Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Lease Trust Estate.

               (b) The Subordinated Noteholders shall not have legal title to any part of the Lease Trust Estate. The Subordinated Noteholders shall be entitled to receive payments with respect to their Subordinated Notes only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest of the Subordinated Noteholders to and in their Subordinated Notes shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Lease Trust Estate.

               Section 12.3 Limitations on Rights of Others. Except for Sections
2.7 and 12. 1, the provisions of this Agreement are solely for the benefit of the Lease Trustee, the Lease Trust Paying Agent, the Depositor, the Subordinated Noteholders, the Lease Trust Certificateholders and the Administrative Agent and the Indenture Trustee and the Senior Noteholders, as third-party beneficiaries, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Lease Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

               Section 12.4 Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three Business Days after mailing if mailed by certified mail, postage prepaid (except that service of process in connection with any litigation hereunder shall be effected in accordance with applicable law and that notice to the Lease Trustee shall be deemed given only upon actual receipt by the Lease Trustee), or, as to each party, at the address of such party specified below or at such other address as shall be designated by such party in a written notice to each other party.

                          1) If to the Lease Trustee:

                             The Bank of New York (Delaware)
                             White Clay Center
                             Route 273
                             Newark, Delaware 19711

                             with a copy to:


                             The Bank of New York
                             10 1 Barclay Street - 12E
                             New York, New York 10286
                             Attention: Corporate Trust Administration

                          2) If to the Depositor:

                             RCL Trust 2000-1
                             c/o First Union Trust Company, National Association One Rodney Square
                             Suite 102
                             920 King Street
                             Wilmington, Delaware 19801
                             Attention: Corporate Trust Department

               (b) Any notice required or permitted to be given to a Subordinated Noteholder or Lease Trust Certificateholder shall be given by first-class mail, confirmed, facsimile or overnight courier, postage prepaid, at the address of such Subordinated Noteholder or Lease Trust Certificateholder as shown in the Lease Trust Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Subordinated Noteholder or Lease Trust Certificateholder receives such notice.

               Section 12.5 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               Section 12.6 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

               Section 12.7 Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Depositor, the Lease Trustee and its successors, each Subordinated Noteholder and its successors and permitted assigns and each Lease Trust Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Subordinated Noteholder or Lease Trust Certificateholder shall bind the successors and assigns of such Subordinated Noteholder or Lease Trust Certificateholder.

               Section 12.8 No Petition. The Lease Trustee and the Depositor, by entering into this Agreement, each Lease Trust Certificateholder, by accepting a Lease Trust Certificate, each Subordinated Noteholder, by accepting a Subordinated Note, the Indenture Trustee and each Senior Noteholder by accepting the benefits of this Agreement, hereby covenants and agrees that, for a period of one year and one day after payment in full of the Series 2000-1 Certificates, they will not at any time institute against the Depositor or the Lease Trust or join in any institution against, the Depositor or the Lease Trust of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Lease Trust Certificates, the Subordinated Notes, the Senior Notes, this Agreement or any of the other Basic Documents.

               Section 12.9 No Recourse. Each Lease Trust Certificate and each Subordinated Note entities the holder thereof to the respective rights and benefits set forth in this Agreement and in the Lease Trust Certificates or the Subordinated Notes, as applicable. The Lease Trust Certificates and the Subordinated Notes do not represent interests in or obligations of the Administrative Agent, the Depositor, the Lease Trustee, the Lease Trust Paying Agent, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in the Lease Trust Certificates, the Subordinated Notes, this Agreement or the other Basic Documents.

               Section 12.10 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

               Section 12.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

               IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                 THE BANK OF NEW YORK (DELAWARE),
                                  as Lease Trustee

                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                 RCL Trust 2000-1

                                 By:FIRST UNION TRUST COMPANY,
                                    NATIONAL ASSOCIATION,
                                    not in its individual capacity but solely as
                                    trustee of RCL Trust 2000-1

                                 By:
                                    --------------------------------------------
                                    Name:
                                           Edward L. Truitt, Jr.
                                    Title: Vice President

                                                                     EXHIBIT A-1

                  [FORM OF RULE 144A LEASE TRUST CERTIFICATE]

NUMBER
R-



                      SEE REVERSE FOR CERTAIN DEFINITIONS

               THIS RULE 144A LEASE TRUST CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THE LEASE TRUST CERTIFICATES IN RESPECT OF WHICH THIS RULE 144A LEASE TRUST CERTIFICATE IS ISSUED, AGREES FOR THE BENEFIT OF THE LEASE TRUST AND THE DEPOSITOR THAT THIS LEASE TRUST CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN A DENOMINATION OF AT LEAST $10,000,000 AND IN INTEGRAL MULTIPLES OF $1,000,000, ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, AND ONLY
(1) TO PERSONS OTHER THAN FORD MOTOR CREDIT COMPANY, (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A
(A "Q113"), PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, SUBJECT TO (A) THE RECEIPT BY THE LEASE TRUST, THE LEASE TRUST REGISTRAR AND THE RELATED CUSTODIAN OF A CERTIFICATE SUBSTANTIALLY IN THE FORM ATTACHED AS EXHIBIT C TO THE LEASE TRUST AGREEMENT AND (B) THE RECEIPT BY THE LEASE TRUST, THE LEASE TRUST REGISTRAR AND THE RELATED CUSTODIAN OF A LETTER SUBSTANTIALLY IN THE FORM ATTACHED AS EXHIBIT D TO THE LEASE TRUST AGREEMENT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), SUBJECT TO THE RECEIPT BY THE LEASE TRUST AND THE LEASE TRUST REGISTRAR OF SUCH EVIDENCE ACCEPTABLE TO THE LEASE TRUST THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE LEASE TRUST AGREEMENT AND THE SECURITIES ACT AND OTHER APPLICABLE LAWS, (4) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING

THEREOF IN RULE 501 (a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE LEASE TRUST, THE LEASE TRUST REGISTRAR AND THE RELATED CUSTODIAN OF A LETTER SUBSTANTIALLY IN THE FORM ATTACHED AS EXHIBIT E TO THE LEASE TRUST AGREEMENT OR (B) THE RECEIPT BY THE LEASE TRUST, THE LEASE TRUST REGISTRAR AND THE RELATED CUSTODIAN OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE LEASE TRUST THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE LEASE TRUST AGREEMENT AND THE SECURITIES ACT AND OTHER APPLICABLE LAWS, OR (5) TO THE DEPOSITOR OR ITS AFFILIATES, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF THE STATES OF THE UNITED STATES.

               ANY TRANSFER, PLEDGE OR OTHER USE OF THIS LEASE TRUST CERTIFICATE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN, UNLESS THIS LEASE TRUST CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC"), NEW YORK, NEW YORK, TO THE LEASE TRUST, THE LEASE TRUSTEE OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY LEASE TRUST CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).

               TRANSFERS OF THIS LEASE TRUST CERTIFICATE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMTNEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NONIFNEE AND TRANSFERS OF PORTIONS OF THIS LEASE TRUST CERTIFICATE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE LEASE TRUST AGREEMENT REFERRED TO HEREIN.

               THE PRINCIPAL OF THIS LEASE TRUST CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE LEASE TRUST AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS LEASE TRUST CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                       FORD CREDIT AUTO LEASE TRUST 2000-1

                    [ ]% ASSET BACKED LEASE TRUST CERTIFICATE

evidencing an interest in certain distributions of the Lease Trust, as defined below, the property of which includes: (1) the right to receive certain payments as program lessor under the Program Operating Lease pursuant to which certificates representing a beneficial interest in and certificates representing a limited liability company interest in certain specified retail automobile and light truck leases were leased to the program lessee; and (2) an interest in the Series 2000-1 Certificates upon the expiration of such Program Operating Lease. The property of the Lease Trust has been pledged to the Indenture Trustee pursuant to the Indenture to secure the payment of the Senior Notes issued thereunder.

(This Lease Trust Certificate does not represent an interest in or obligation of the depositor, Ford Motor Credit Company or any of their respective Affiliates, except to the extent described below.)

               THIS CERTIFIES THAT CEDE & CO. or registered assignees is the
registered owner of                DOLLARS nonassessable, fully-paid, beneficial
ownership interest in Lease Trust Certificates having an initial Aggregate Certificate Balance of $[ ] of Ford Credit Auto Lease Trust 2000-1 (the "Lease Trust") formed by RCL Trust 2000-1 (the "Depositor"). The Aggregate Certificate Balance of the Lease Trust Certificates bear interest at a rate of [ ]% per annum (the "Certificate Interest Rate").

                 LEASE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Lease Trust Certificates referred to in the within-mentioned Lease Trust Agreement.

The Bank of New York (Delaware)                         or The Bank of New York
(Delaware)
as Lease Trustee                                as Lease Trustee


By                                              By
  --------------------------                      ------------------------------
                                                        Authenticating Agent

          The Lease Trust was created pursuant to a Lease Trust Agreement, dated as of [ ], 2000 (the "Lease Trust Agreement"), between the Depositor and The Bank of New York (Delaware), as trustee (the "Lease Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Lease Trust Agreement and the definitions appendices incorporated by reference therein.

          This Certificate is one of the duly authorized Lease Trust Certificates designated as "[ ]% Asset Backed Lease Trust Certificates" (the "Lease Trust Certificates"). Also issued under the Lease Trust Agreement are the [ ]% Asset Backed Subordinated Notes (the "Subordinated Notes") and issued under the Indenture, dated as of [ ], 2000 (the "Indenture"), between the Lease Trustee and The Chase Manhattan Bank, as trustee (the "Indenture Trustee"), are the Class A-1 [ ]% Asset Backed Senior Notes, the Class A-2 [ ]% Asset Backed Senior Notes, the Class A-3 [ ]% Asset Backed Senior Notes, the Class A-4 [ ]% Asset Backed Senior Notes and the Class A-5 [ ]% Asset Backed Senior Notes (collectively, the "Senior Notes"). This Lease Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Lease Trust Agreement, to which the holder of this Lease Trust Certificate by virtue of the acceptance hereof assents and by which such Lease Trust Certificateholder is bound. The property of the Lease Trust includes (i) the rights of the Lease Trust under the Series 2000-1 Certificates, (ii) the rights as lessor under the Program Operating Lease, (iii) subject to the pledge thereof to the Indenture Trustee, the Series 2000-1 Collection Account, the Series 2000-1 Payahead Account, the Series 2000-1 Payment Account and the Lease Trust Distribution Account and all funds on deposit from time to time therein and all investments including all income thereon and proceeds thereof, (iv) the rights of the Depositor under the Asset Contribution Agreement, (v) the rights of the Lease Trust as the holder of the Series 2000-1 Certificates under the Administrative Agency Agreement and the Series 2000-1 Supplement, (vi) the security interest of the Lease Trust in the Subordinated Notes pursuant to the Program Operating Lease and in amounts credited to the Cash Collateral Account and the right to make withdrawals from the Cash Collateral Account and (vii) all proceeds of the foregoing. THE RIGHTS OF THE LEASE TRUSTEE IN THE FOREGOING PROPERTY OF THE LEASE TRUST HAVE BEEN PLEDGED TO THE INDENTURE TRUSTEE TO SECURE THE PAYMENT OF THE SENIOR NOTES.

          The Lease Trust Certificates represent interests in the Lease Trust only and do not represent interests in, recourse to or obligations of the Depositor, Ford Credit or any of their respective affiliates.

          Under the Lease Trust Agreement, there will be distributed on the 15th day of each calendar month or, if any such 15th day is not a Business Day, the next Business Day (each, a "Payment Date"), commencing [ ], to the Person in whose name this Lease Trust Certificate is registered on the last day of the calendar month preceding such Payment Date (the "Record Date"). The Lease Trust will pay interest on this Lease Trust Certificate at the Certificate Interest Rate on each Payment Date until the principal of this Lease Trust Certificate is paid or made available for payment, on the principal amount of this Lease Trust Certificate outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Lease Trust Certificate will accrue from and including the [15th] day of the calendar month preceding the calendar month in which the Payment Date occurs to but excluding the [15th] day of the calendar month in which the Payment Date occurs or, if no interest has yet been paid, from and including [ ], 2000. Interest will be computed on the basis of a 360-day year of twelve 30-day months. No principal will be paid on this Lease Trust Certificate on any Payment Date occurring during the Revolving Period. On each Payment Date during the Amortization Period after the Outstanding Amount of the Senior Notes and the Outstanding Amount of the Subordinated Notes have been reduced to zero, the principal, if any, available to be paid on such Payment Date in accordance with the terms of the Lease Trust Agreement will be paid. The Amortization Period will commence on [ ], unless an Early Amortization Event occurs prior to such date. If an Early Amortization Event occurs, the Amortization Period will commence.

          THE HOLDER OF THIS LEASE TRUST CERTIFICATE ACKNOWLEDGES AND AGREES THAT ITS RIGHTS TO RECEIVE PAYMENTS IN RESPECT OF THIS LEASE TRUST CERTIFICATE ARE SUBORDINATED TO THE RIGHTS OF THE SENIOR NOTEHOLDERS AND SUBORDINATED NOTEHOLDERS TO THE EXTENT DESCRIBED IN THE INDENTURE AND THE LEASE TRUST AGREEMENT.

          It is the intent of the Depositor and Lease Trust Certificateholders that the Lease Trust Certificates be treated as indebtedness of the Depositor for purposes of federal income tax and state income and franchise taxes. The Depositor and the other Lease Trust Certificateholders, by acceptance of a Lease Trust Certificate, agree to take no action inconsistent with such tax treatment of the Lease Trust Certificates.

          The obligation represented by this Lease Trust Certificate is limited to the Series 2000-1 Specified Assets and the Series 2000-1 Specified Interest. The Lease Trust Certificateholder by accepting a Lease Trust Certificate acknowledges and agrees (i) that if an Insolvency Event occurs with respect to any Titling Company, any claim that such Lease Trust Certificateholder may seek to enforce against such Titling Company or the Specified Assets allocated to any Specified Interest of such Titling Company other than the Specified Interest represented by a Series 2000-1 Certificate ("Other Specified Interest") shall be subordinated to the payment in full, including post-petition interest, of the claims of the holders of any Securities related to the Specified Assets allocated to such Other Specified Interests and (ii) that the Lease Trust Agreement constitutes a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

          The Lease Trust Certificateholder by accepting this Lease Trust Certificate further covenants and agrees for a period of one year and one day after payment in full of the Series 2000-1 Certificates, it will not institute against the Depositor or the Lease Trust, or join in the institution against the Depositor or the Lease Trust of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Lease Trust Certificates, the Subordinated Notes, the Senior Notes, the Lease Trust Agreement or any of the other Basic Documents.

          Distributions on this Lease Trust Certificate will be made as provided in the Lease Trust Agreement by the Lease Trustee by wire transfer or check mailed to Person whose name appears as the registered holder of this Lease Trust Certificate (or one or more predecessor Lease Trust Certificates) on Lease Trust Register as of the close of business on each Record Date, except that with respect to Lease Trust Certificates registered on the Record Date in the name of the nominee of DTC (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to an account maintained by such nominee. Except as otherwise provided in the Lease Trust Agreement and notwithstanding the above, the final distribution on this Lease Trust Certificate will be made after due notice by the Lease Trustee of the pendency of such distribution and only upon presentation and surrender of this Lease Trust Certificate at the office or agency maintained for the purpose by the Lease Trustee in Delaware.

          Reference is hereby made to the further provisions of this Lease Trust Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Lease Trustee, by manual signature, this Lease Trust Certificate shall not entitle the holder hereof to any benefit under the Lease Trust Agreement or be valid for any purpose.

          THIS LEASE TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          IN WITNESS WHEREOF, the Lease Trustee, on behalf of the Lease Trust and not in its individual capacity, has caused this Lease Trust Certificate to be duly executed.

Dated:  [  ], 2000

                                   FORD CREDIT AUTO LEASE TRUST 2000-1

                                   By: THE BANK OF NEW YORK (DELAWARE)
                                       as Lease Trustee

                                   By:
                                      ---------------------------------
                                          Authorized Officer

                      (Reverse of Lease Trust Certificate)

          The Lease Trust Certificates do not represent an obligation of, or an interest in, the Depositor, the Administrative Agent, the Lease Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Lease Trust Agreement or the other Basic Documents. In addition, this Lease Trust Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries (and certain other amounts) respecting the assets of the Lease Trust, all as more specifically set forth in the Indenture and the Lease Trust Agreement. The Lease Trustee will furnish, upon the request of any holder of a Lease Trust Certificate, such information as is specified in paragraph (d)(4) of Rule 144A with respect to the Lease Trust. A registration statement, which includes the Lease Trust Agreement as an exhibit thereto, has been filed with the Securities and Exchange Commission with respect to the Senior Notes of the Lease Trust issued concurrently with this Lease Trust Certificate.

          The Lease Trust Agreement may be amended by the Depositor and the Lease Trustee, with prior written notice by the Depositor to the Rating Agencies, without the consent of any of the Senior Noteholders, Subordinated Noteholders or Lease Trust Certificateholders, to cure any ambiguity or defect, to correct or supplement any provisions in the Lease Trust Agreement, to add any provisions to or change in any manner or eliminate any of the provisions in the Lease Trust Agreement or to modify in any manner the rights of the Senior Noteholders, the Subordinated Noteholders or the Lease Trust Certificateholders; provided, however, that such action shall not, (i) as evidenced by an Opinion of Counsel, materially adversely affect the interests of the Indenture Trustee, any Senior Noteholder, Subordinated Noteholder or Lease Trust Certificateholder unless 100% of the holders of the Senior Notes, the Subordinated Notes and the Lease Trust Certificates materially adversely affected thereby have consented to such amendment, (ii) as confirmed by each Rating Agency the then current rating of each Class of the Senior Notes or the Lease Trust Certificates cause the then rating of the Senior Notes or the Lease Trust Certificates to be withdrawn or reduced or (iii) cause the Lease Trust, the Depositor or any of the Titling Companies to be classified as an "association" (or publicly traded partnership) taxable as a corporation for federal income tax purposes.

          The Lease Trust Agreement also may be amended in connection with an assignment by the Depositor of the Lease Trust Certificates, by the Depositor and the Lease Trustee, with prior written notice by the Depositor to the

Rating Agencies, without the consent of any of the Senior Noteholders, Subordinated Noteholders or Lease Trust Certificateholders, to provide for the accounting for income, gain, loss, and deductions of the Lease Trust in the event it is classified as a partnership and the Lease Trust Certificates are not classified as debt of such partnership for federal income tax purposes

          The Lease Trust Agreement may also be amended from time to time by the Depositor and the Lease Trustee, with prior written notice to the Rating Agencies, with the consent of the Senior Noteholders holding not less than a majority of the Outstanding Amount of the Senior Notes and, to the extent affected thereby, the consent of Lease Trust Certificateholders holding not less than a majority of the Aggregate Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Lease Trust Agreement or of modifying in any manner the rights of the Senior Noteholders, the Subordinated Noteholders or the Lease Trust Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of distributions that are required to be made for the benefit of the Senior Noteholders or the Lease Trust Certificateholders, (b) reduce the percentage of the Outstanding Amount of the Senior Notes and the Aggregate Certificate Balance required to consent to any such amendment, without the consent of the holders of 100% of the Outstanding Amount of the Senior Notes or of 100% of the Aggregate Certificate Balance, as the case may be, or (c) as evidenced by an Opinion of Counsel to the Indenture Trustee and the Lease Trustee to the effect that such amendment shall not (i) affect the treatment of the Senior Notes as debt for federal income tax purposes, (ii) be deemed to cause a taxable exchange of the Senior Notes for federal income tax purposes, (iii) cause the Lease Trust, the Depositor or any of the Titling Companies to be taxable as an "association" or publicly traded partnership taxable as a corporation for federal income tax purposes or (iv) as confirmed by each Rating Agency then rating each Class of the Senior Notes and the Lease Trust Certificates, cause the then current rating of the Senior Notes or the Lease Trust Certificates to be withdrawn or reduced.

          Notwithstanding the foregoing, the Lease Trust Agreement may be amended at any time by the Depositor (acting at the direction of Ford Credit) and the Lease Trustee to the extent reasonably necessary to assure that none of the Titling Companies, the Lease Trust or the Depositor will be classified as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes; provided, however, that such action shall not materially adversely affect the interests of any Senior Noteholder, the Subordinated

Noteholder or Lease Trust Certificateholder.

          This Least Trust Certificate may be transferred only under the circumstances described on the face of this Lease Trust Certificate and in
Section 3.4 of the Lease Trust Agreement, which, among other things, requires that each prospective transferee represent in writing in the form provided as an exhibit to the Lease Trust Agreement that it will not acquire or transfer the Lease Trust Certificate through an established securities market, is not and will not become, except in certain circumstances, a partnership, Subchapter S corporation or grantor trust for U.S. federal income tax purposes, and will not acquire the Lease Trust Certificate for or on behalf of an employee benefit plan, except in certain limited circumstances.

          Notwithstanding the foregoing, this Lease Trust Certificates may not be transferred unless an Opinion of Counsel in form and content acceptable to the Lease Trustee and, if any Senior Notes are then Outstanding, to the Indenture Trustee is delivered to the Lease Trustee and, if any Senior Notes are then Outstanding, to the Indenture Trustee and prior notice is given to each Rating Agency. Among other things, such Opinion of Counsel shall state that such Transfer shall not (i) affect the treatment of the Senior Notes and the Lease Trust Certificates as debt for federal income tax purposes and (ii) cause either the Lease Trust or any Titling Company to be classified as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes; provided, however, that no Lease Trust Certificate may be transferred
(i) unless the Lease Trust Agreement is amended to provide for the accounting for income, gain, loss, and deductions of the Lease Trust in the event it is classified as a partnership and the Lease Trust Certificates are not classified as debt of such partnership for federal income tax purposes or (ii) to Ford Credit; provided, further, that the Lease Trust Certificates issued to and required to be retained by the Depositor pursuant to Section 3.10(a) of the Lease Trust Agreement may not be transferred except upon a dissolution of or termination of the Depositor as provided in Section 3.2(b) of the Lease Trust Agreement.

          Any attempted transfer in contravention of the restrictions and conditions on the face of this Lease Trust Certificate and in the Lease Trust Agreement shall be null and void. As provided in the Lease Trust Agreement, the transfer of this Lease Trust Certificate is registerable in the Lease Trust Register upon surrender of this Lease Trust Certificate for registration of transfer at the offices or agencies of the Lease Trust Registrar maintained by the Lease Trustee in New York, New York, accompanied by the written representations required by the Lease Trust Agreement and a written instrument of transfer in form satisfactory to the Lease Trust Registrar duly executed by the Lease Trust Certificateholder hereof or such Lease Trust Certificateholder's attorney duly authorized in writing, and thereupon one or more new Lease Trust Certificates of authorized denominations evidencing the same aggregate denomination will be issued to the designated transferee. The initial Lease Trust Registrar appointed under the Lease Trust Agreement is The Bank of New York, 101 Barclay Street - 12E, New York, New York 10286, Attention: Corporate Trust Administration.

          Except for Lease Trust Certificates issued to the Depositor, the Lease Trust Certificates are issuable only as registered Lease Trust Certificates without coupons in denominations of $10,000,000 and in integral multiples of $1,000,000 in excess thereof. Lease Trust Certificates are exchangeable for new Lease Trust Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Lease Trust Certificateholder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Lease Trustee or the Lease Trust Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith. This Lease Trust Certificate may not be transferred by the Depositor or any other holder hereof to Ford Credit.

          The Lease Trustee, the Lease Trust Registrar and any agent of the Lease Trustee or the Lease Trust Registrar may treat the Person in whose name this Lease Trust Certificate is registered as the owner hereof for all purposes, and none of the Lease Trustee, the Lease Trust Registrar or any such agent shall be affected by any notice to the contrary.

          The obligations and responsibilities created by the Lease Trust Agreement and the Lease Trust created thereby shall terminate upon the payment to Lease Trust Certificateholders of all amounts required to be paid to them pursuant to the Lease Trust Agreement and the Indenture and the disposition of all property held as part of the Lease Trust.

                                   ASSIGNMENT

          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto


PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


--------------------------------------------------------------------------------
Please print or type name and address, including postal zip code, of assignee

--------------------------------------------------------------------------------
the within Lease Trust Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


                                                   Attorney to transfer said
---------------------------------------------------
Lease Trust Certificate on the books of the Lease Trust Registrar, with full power of substitution in the premises.


Dated:
                                                                              *
                                             ---------------------------------
                                                  Signature Guaranteed:


                                                                              *
                                             ---------------------------------


*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Lease Trust Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                                                     EXHIBIT A-2

                   [FORM OF LEASE TRUST CERTIFICATE ISSUED TO
                   THE DEPOSITOR PURSUANT TO SECTION 3.10(a)]

NUMBER
R-

                                                            THIS LEASE TRUST
                                                            CERTIFICATE MAY NOT
                                                            BE TRANSFERRED BY A
                                                            STOCK POWER BUT ONLY
                                                            AS SET FORTH BELOW


                       SEE REVERSE FOR CERTAIN DEFINITIONS

          THIS LEASE TRUST CERTIFICATE IS NOT TRANSFERABLE EXCEPT IN THE EVENT OF THE DISSOLUTION OR TERMINATION OF RCL TRUST 2000-1 WHEN IT IS THE HOLDER HEREOF, AND ANY TRANSFER IN VIOLATION OF THIS PROVISION SHALL BE NULL AND VOID.

          THE PRINCIPAL OF THIS LEASE TRUST CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE LEASE TRUST AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS LEASE TRUST CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                       FORD CREDIT AUTO LEASE TRUST 2000-1

                    [ ]% ASSET BACKED LEASE TRUST CERTIFICATE

evidencing an interest in certain distributions of the Lease Trust, as defined below, the property of which includes: (1) the right to receive certain payments as program lessor under the Program Operating Lease pursuant to which certificates representing a beneficial interest in and certificates representing a limited liability company interest in certain specified retail automobile and light truck leases were leased to the program lessee; and (2) an interest in the Series 2000-1 Certificates upon the expiration of such Program Operating Lease. The property of the Lease Trust has been pledged to the Indenture Trustee pursuant to the Indenture to secure the payment of the Senior Notes issued thereunder.

(This Lease Trust Certificate does not represent an interest in or obligation of the Depositor, Ford Motor Credit Company or any of their respective Affiliates, except to the extent described below.)

          THIS CERTIFIES THAT RCL TRUST 2000-1 is the registered owner of
                   DOLLARS nonassessable, fully-paid, beneficial ownership interest in Lease Trust Certificates having an initial Aggregate Certificate
Balance of $[              ] of Ford Credit Auto Lease Trust 2000-1 (the "Lease
Trust") formed by RCL Trust 2000-1 (the "Depositor"). The Aggregate Certificate Balance of the Lease Trust Certificates bear interest at a rate of [ ]% per annum (the "Certificate Interest Rate").

                  LEASE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Lease Trust Certificates referred to in the within-mentioned Lease Trust Agreement.


The Bank of New York (Delaware)                        or The Bank of New York
(Delaware)
as Lease Trustee                                  as Lease Trustee


By                                               By
  ------------------------                         ----------------------------
                                                       Authenticating Agent

          The Lease Trust was created pursuant to a Lease Trust Agreement, dated as of [ ], 2000 (the "Lease Trust Agreement"), between the Depositor and The Bank of New York (Delaware), as trustee (the "Lease Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Lease Trust Agreement and the definitions appendices incorporated by reference therein.

          This Certificate is one of the duly authorized Lease Trust Certificates designated as "[ ]% Asset Backed Lease Trust Certificates" (the "Lease Trust Certificates"). Also issued under the Lease Trust Agreement are the [ ]% Asset Backed Subordinated Notes (the "Subordinated Notes") and issued under the Indenture, dated as of [ ], 2000 (the "Indenture"), between the Lease Trustee and The Chase Manhattan Bank, as trustee (the "Indenture Trustee"), are the Class A-1 [ ]% Asset Backed Senior Notes, the Class A-2 [ ]% Asset Backed Senior Notes, the Class A-3 [ ]% Asset Backed Senior Notes, the Class A-4 [ ]% Asset Backed Senior Notes and the Class A-5 [ ]% Asset Backed Senior Notes (collectively, the "Senior Notes"). This Lease Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Lease Trust Agreement, to which the holder of this Lease Trust Certificate by virtue of the acceptance hereof assents and by which such Lease Trust Certificateholder is bound. The property of the Lease Trust includes (i) the rights of the Lease Trust under the Series 2000-1 Certificates, (ii) the rights as lessor under the Program Operating Lease, (iii) subject to the pledge thereof to the Indenture Trustee, the Series 2000-1 Collection Account, the Series 2000-1 Payahead Account, the Series 2000-1 Payment Account and the Lease Trust Distribution Account and all funds on deposit from time to time therein and all investments including all income thereon and proceeds thereof, (iv) the rights of the Depositor under the Asset Contribution Agreement, (v) the rights of the Lease Trust as the holder of the Series 2000-1 Certificates under the Administrative Agency Agreement and the Series 2000-1 Supplement, (vi) the security interest of the Lease Trust in the Subordinated Notes pursuant to the Program Operating Lease and in amounts credited to the Cash Collateral Account and the right to make withdrawals from the Cash Collateral Account and (vii) all proceeds of the foregoing. THE RIGHTS OF THE LEASE TRUSTEE IN THE FOREGOING PROPERTY OF THE LEASE TRUST HAVE BEEN PLEDGED TO THE INDENTURE TRUSTEE TO SECURE THE PAYMENT OF THE SENIOR NOTES.

          The Lease Trust Certificates represent interests in the Lease Trust only and do not represent interests in, recourse to or obligations of the Depositor, Ford Credit or any of their respective affiliates.

Under the Lease Trust Agreement, there will be distributed on the 15th day of each calendar month or, if any such 15th day is not a Business Day, the next

Business Day (each, a "Payment Date"), commencing [                 ], to the
Person in whose name this Lease Trust Certificate is registered on the last day of the calendar month preceding such Payment Date (the "Record Date"). The Lease Trust will pay interest on this Lease Trust Certificate at the Certificate Interest Rate on each Payment Date until the principal of this Lease Trust Certificate is paid or made available for payment, on the principal amount of this Lease Trust Certificate outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Lease Trust Certificate will accrue from and including the [15th] day of the calendar month preceding the calendar month in which the Payment Date occurs to but excluding the [15th] day of the calendar month in which the Payment Date occurs or, if no interest has yet been paid, from and
including [                ], 2000. Interest will be computed on the basis of a
360-day year of twelve 30-day months. No principal will be paid on this Lease Trust Certificate on any Payment Date occurring during the Revolving Period. On each Payment Date during the Amortization Period after the Outstanding Amount of the Senior Notes and the Outstanding Amount of the Subordinated Notes have been reduced to zero, the principal, if any, available to be paid on such Payment Date in accordance with the terms of the Lease Trust Agreement will be paid. The
Amortization Period will commence on [                ], unless an Early
Amortization Event occurs prior to such date. If an Early Amortization Event occurs, the Amortization Period will commence.

          THE HOLDER OF THIS LEASE TRUST CERTIFICATE ACKNOWLEDGES AND AGREES THAT ITS RIGHTS TO RECEIVE PAYMENTS IN RESPECT OF THIS LEASE TRUST CERTIFICATE ARE SUBORDINATED TO THE RIGHTS OF THE SENIOR NOTEHOLDERS AND SUBORDINATED NOTEHOLDERS TO THE EXTENT DESCRIBED IN THE INDENTURE AND THE LEASE TRUST AGREEMENT.

          It is the intent of the Depositor and Lease Trust Certificateholders that the Lease Trust Certificates be treated as indebtedness of the Depositor for purposes of federal income tax and state income and franchise taxes. The Depositor and the other Lease Trust Certificateholders, by acceptance of a Lease Trust Certificate, agree to take no action inconsistent with such tax treatment of the Lease Trust Certificates.

          The obligation represented by this Lease Trust Certificate is limited to the Series 2000-1 Specified Assets and the Series 2000-1 Specified Interest. The Lease Trust Certificateholder by accepting a Lease Trust Certificate acknowledges and agrees (i) that if an Insolvency Event occurs with respect to any Titling Company, any claim that such Lease Trust Certificateholder may seek to enforce against such Titling Company or the Specified Assets allocated to any Specified Interest of such Titling Company other than the Specified Interest represented by a Series 2000-1 Certificate ("Other Specified Interest") shall be subordinated to the payment in full, including post-petition interest, of the claims of the holders of any Securities related to the Specified Assets allocated to such Other Specified Interests and (ii) that the Lease Trust Agreement constitutes a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

          The Lease Trust Certificateholder by accepting this Lease Trust Certificate further covenants and agrees for a period of one year and one day after payment in full of the Series 2000-1 Certificates, it will not institute against the Depositor or the Lease Trust, or join in the institution against the Depositor or the Lease Trust of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Lease Trust Certificates, the Subordinated Notes, the Senior Notes, the Lease Trust Agreement or any of the other Basic Documents.

          Distributions on this Lease Trust Certificate will be made as provided in the Lease Trust Agreement by the Lease Trustee by wire transfer or check mailed to Person whose name appears as the registered holder of this Lease Trust Certificate (or one or more predecessor Lease Trust Certificates) on Lease Trust Register as of the close of business on each Record Date, except that with respect to Lease Trust Certificates registered on the Record Date in the name of the nominee of DTC (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to an account maintained by such nominee. Except as otherwise provided in the Lease Trust Agreement and notwithstanding the above, the final distribution on this Lease Trust Certificate will be made after due notice by the Lease Trustee of the pendency of such distribution and only upon presentation and surrender of this Lease Trust Certificate at the office or agency maintained for the purpose by the Lease Trustee in Delaware.

          Reference is hereby made to the further provisions of this Lease Trust Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Lease Trustee, by manual signature, this Lease Trust Certificate shall not entitle the holder hereof to any benefit under the Lease Trust Agreement or be valid for any purpose.

          THIS LEASE TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          IN WITNESS WHEREOF, the Lease Trustee, on behalf of the Lease Trust and not in its individual capacity, has caused this Lease Trust Certificate to be duly executed.

Dated:  [  ], 2000

                                   FORD CREDIT AUTO LEASE TRUST 2000-1

                                   By:  THE BANK OF NEW YORK (DELAWARE)
                                        as Lease Trustee

                                   By:
                                      ----------------------------------
                                               Authorized Officer

                      (Reverse of Lease Trust Certificate)


               The Lease Trust Certificates do not represent an obligation of, or an interest in, the Depositor, the Administrative Agent, the Lease Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Lease Trust Agreement or the other Basic Documents. In addition, this Lease Trust Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries (and certain other amounts) respecting the assets of the Lease Trust, all as more specifically set forth in the Indenture and the Lease Trust Agreement.

          The Lease Trust Agreement may be amended by the Depositor and the Lease Trustee, with prior written notice by the Depositor to the Rating Agencies, without the consent of any of the Senior Noteholders, Subordinated Noteholders or Lease Trust Certificateholders, to cure any ambiguity or defect, to correct or supplement any provisions in the Lease Trust Agreement, to add any provisions to or change in any manner or eliminate any of the provisions in the Lease Trust Agreement or to modify in any manner the rights of the Senior Noteholders, the Subordinated Noteholders or the Lease Trust Certificateholders; provided, however, that such action shall not, (i) as evidenced by an Opinion of Counsel, materially adversely affect the interests of the Indenture Trustee, any Senior Noteholder, Subordinated Noteholder or Lease Trust Certificateholder unless 100% of the holders of the Senior Notes, the Subordinated Notes and the Lease Trust Certificates materially adversely affected thereby have consented to such amendment, (ii) as confirmed by each Rating Agency the then current rating of each Class of the Senior Notes or the Lease Trust Certificates cause the then rating of the Senior Notes or the Lease Trust Certificates to be withdrawn or reduced or (iii) cause the Lease Trust, the Depositor or any of the Titling Companies to be classified as an "association" (or publicly traded partnership) taxable as a corporation for federal income tax purposes.

          The Lease Trust Agreement also may be amended in connection with an assignment by the Depositor of the Lease Trust Certificates, by the Depositor and the Lease Trustee, with prior written notice by the Depositor to the Rating Agencies, without the consent of any of the Senior Noteholders, Subordinated Noteholders or Lease Trust Certificateholders, to provide for the accounting for income, gain, loss, and deductions of the Lease Trust in the event it is classified as a partnership and the Lease Trust Certificates are not classified as debt of such partnership for federal income tax purposes.

          The Lease Trust Agreement may also be amended from time to time by the Depositor and the Lease Trustee, with prior written notice to the Rating Agencies, with the consent of the Senior Noteholders holding not less than a majority of the Outstanding Amount of the Senior Notes and, to the extent affected thereby, the consent of Lease Trust Certificateholders holding not less than a majority of the Aggregate Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Lease Trust Agreement or of modifying in any manner the rights of the Senior Noteholders, the Subordinated Noteholders or the Lease Trust Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of distributions that are required to be made for the benefit of the Senior Noteholders or the Lease Trust Certificateholders, (b) reduce the percentage of the Outstanding Amount of the Senior Notes and the Aggregate Certificate Balance required to consent to any such amendment, without the consent of the holders of 100% of the Outstanding Amount of the Senior Notes or of 100% of the Aggregate Certificate Balance, as the case may be, or (c) as evidenced by an Opinion of Counsel to the Indenture Trustee and the Lease Trustee to the effect that such amendment shall not (i) affect the treatment of the Senior Notes as debt for federal income tax purposes, (ii) be deemed to cause a taxable exchange of the Senior Notes for federal income tax purposes, (iii) cause the Lease Trust, the Depositor or any of the Titling Companies to be taxable as an "association" or publicly traded partnership taxable as a corporation for federal income tax purposes or (iv) as confirmed by each Rating Agency then rating each Class of the Senior Notes and the Lease Trust Certificates, cause the then current rating of the Senior Notes or the Lease Trust Certificates to be withdrawn or reduced.

          Notwithstanding the foregoing, the Lease Trust Agreement may be amended at any time by the Depositor (acting at the direction of Ford Credit) and the Lease Trustee to the extent reasonably necessary to assure that none of the Titling Companies, the Lease Trust or the Depositor will be classified as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes; provided, however, that such action shall not materially adversely affect the interests of any Senior Noteholder, the Subordinated Noteholder or Lease Trust Certificateholder.

          As provided in the Lease Trust Agreement, the transfer of this Lease Trust Certificate is prohibited; provided, that upon a dissolution or termination of the Depositor this Lease Trust Certificate, if held by the Depositor, shall be distributed to the beneficiaries of the Depositor in accordance with their percentage interests therein.

          Notwithstanding the foregoing, this Lease Trust Certificates may not be transferred unless an Opinion of Counsel in form and content acceptable to the Lease Trustee and, if any Senior Notes are then Outstanding, to the Indenture Trustee is delivered to the Lease Trustee and, if any Senior Notes are then Outstanding, to the Indenture Trustee and prior notice is given to each Rating Agency. Among other things, such Opinion of Counsel shall state that such Transfer shall not (i) affect the treatment of the Senior Notes and the Lease Trust Certificates as debt for federal income tax purposes and (ii) cause either the Lease Trust or any Titling Company to be classified as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes; provided, however, that no Lease Trust Certificate may be transferred
(i) unless the Lease Trust Agreement is amended to provide for the accounting for income, gain, loss, and deductions of the Lease Trust in the event it is classified as a partnership and the Lease Trust Certificates are not classified as debt of such partnership for federal income tax purposes or (ii) to Ford Credit; provided, further, that the Lease Trust Certificates issued to and required to be retained by the Depositor pursuant to Section 3.10(a) of the Lease Trust Agreement may not be transferred except upon a dissolution of or termination of the Depositor as provided in Section 3.2(b) of the Lease Trust Agreement.

          Any attempted transfer in contravention of the restrictions and conditions on the face of this Lease Trust Certificate and in the Lease Trust Agreement shall be null and void. As provided in the Lease Trust Agreement, the transfer of this Lease Trust Certificate is registerable in the Lease Trust Register upon surrender of this Lease Trust Certificate for registration of transfer at the offices or agencies of the Lease Trust Registrar maintained by the Lease Trustee in New York, New York, accompanied by the written representations required by the Lease Trust Agreement and a written instrument of transfer in form satisfactory to the Lease Trust Registrar duly executed by the Lease Trust Certificateholder hereof or such Lease Trust Certificateholder's attorney duly authorized in writing, and thereupon one or more new Lease Trust Certificates of authorized denominations evidencing the same aggregate denomination will be issued to the designated transferee. The initial Lease Trust Registrar appointed under the Lease Trust Agreement is The Bank of New York, 101 Barclay Street - 12E, New York, New York 10286, Attention: Corporate Trust Administration.

          Except for Lease Trust Certificates issued to the Depositor, the Lease Trust Certificates are issuable only as registered Lease Trust Certificates without coupons in denominations of $10,000,000 and in integral multiples of $1,000,000 in excess thereof. Lease Trust Certificates are exchangeable for new Lease Trust Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Lease Trust Certificateholder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Lease Trustee or the Lease Trust Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith. This Lease Trust Certificate may not be transferred by the Depositor or any other holder hereof to Ford Credit.

          The Lease Trustee, the Lease Trust Registrar and any agent of the Lease Trustee or the Lease Trust Registrar may treat the Person in whose name this Lease Trust Certificate is registered as the owner hereof for all purposes, and none of the Lease Trustee, the Lease Trust Registrar or any such agent shall be affected by any notice to the contrary.

          The obligations and responsibilities created by the Lease Trust Agreement and the Lease Trust created thereby shall terminate upon the payment to Lease Trust Certificateholders of all amounts required to be paid to them pursuant to the Lease Trust Agreement and the Indenture and the disposition of all property held as part of the Lease Trust.

                                   ASSIGNMENT

          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto


PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


--------------------------------------------------------------------------------
Please print or type name and address, including postal zip code, of assignee

--------------------------------------------------------------------------------
the within Lease Trust Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

--------------------------------------------------------------------------------
______________________________________________________ Attorney to transfer said
Lease Trust Certificate on the books of the Lease Trust Registrar, with full power of substitution in the premises.


Dated:

                                                                               *
                                                  -----------------------------
                                                    Signature Guaranteed:


                                                                               *
                                                  -----------------------------

*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Lease Trust Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                                                       EXHIBIT B


                           [FORM OF SUBORDINATED NOTE]

                                                          THIS SUBORDINATED NOTE
                                                          MAY NOT BE TRANSFERRED
                                                             BY A BOND POWER BUT
                                                         ONLY AS SET FORTH BELOW


                       FORD CREDIT AUTO LEASE TRUST 2000-1


                       [ ]% ASSET BACKED SUBORDINATED NOTE


                  Ford Credit Auto Lease Trust 2000-1 (the "Lease Trust"), a trust created pursuant to a trust agreement, dated as of [ ], 2000 (the "Lease Trust Agreement"), between RCL Trust 2000-1, as Depositor and The Bank of New York (Delaware), not in its individual capacity but solely as trustee of the Lease Trust (the "Lease Trustee"), for value received, hereby promises to pay to RCL TRUST 2000-1, upon presentation and surrender of this Subordinated Note the
principal sum of                      DOLLARS (U.S. $          ) on October 15,
2004 Payment Date, or earlier, all in accordance with the Lease Trust Agreement. The Lease Trust will pay interest on this Subordinated Note at the rate per annum shown above on each Payment Date until the principal of this Subordinated
Note is paid or made available for payment, on the principal amount of this Subordinated Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on such preceding Payment Date) in accordance with the Lease Trust Agreement.

                  THE HOLDER OF THIS SUBORDINATED NOTE ACKNOWLEDGES AND AGREES THAT ITS RIGHTS TO RECEIVE PAYMENTS IN RESPECT OF THIS SUBORDINATED NOTE ARE SUBORDINATED TO THE RIGHTS OF THE SENIOR NOTEHOLDERS AS DESCRIBED IN THE INDENTURE AND THE LEASE TRUST AGREEMENT, AS APPLICABLE.

                  The obligation represented by this Subordinated Note is limited to the Series 2000-1 Specified Assets and the Series 2000-1 Specified Interest. The Subordinated Noteholder by accepting this Subordinated Note acknowledges and agrees (i) that if an Insolvency Event occurs with respect to any Titling Company, any claim that such Subordinated Noteholder may seek to enforce against such Titling Company or the Specified Assets allocated to any Specified Interest of such Titling Company other than the Specified Interest represented by a Series 2000-1 Certificate ("Other Specified Interest") shall be subordinated to the payment in full, including post-petition interest, of the claims of the holders of any Securities related to the Specified Assets allocated to such Other Specified Interests and (ii) that the Lease Trust Agreement constitutes a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

                  Unless the certificate of authentication hereon has been executed by the Lease Trustee whose name appears below by manual signature, this Subordinated Note shall not be entitled to any benefit under the Lease Trust Agreement, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Lease Trust has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

Dated: [  ], 2000

                                    FORD CREDIT AUTO LEASE TRUST 2000-1, by THE
                                       BANK OF NEW YORK (DELAWARE), not in its
                                       individual capacity but solely as Lease
                                       Trustee under the Lease Trust Agreement


                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:

                  LEASE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Subordinated Notes designated above and referred to in the within-mentioned Lease Trust Agreement.

Dated: [  ], 2000

                                            THE BANK OF NEW YORK (DELAWARE), not
                                            in its individual capacity but
                                            solely as Lease Trustee under the
                                            Lease Trust Agreement


                                            By:
                                               ---------------------------------
                                                     Authorized Signatory

                                   ASSIGNMENT


         Social Security or taxpayer I.D. or other identifying
number of assignee
                   -----------------------------------

         FOR VALUE RECEIVED, the undersigned hereby sells,
assigns and transfers unto
                           ----------------------------------------------------

-------------------------------------------------------------------------------
                         (name and address of assignee)

the within Subordinated Note and all rights thereunder, and hereby irrevocably
constitutes and appoints                  , attorney, to transfer said
Subordinated Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:
      --------------------
                                                     --------------------*
                                                     Signature Guaranteed:



                                                     --------------------


--------------------------















--------------------
* Note: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Subordinated Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT C


                   [FORM OF RULE 144A TRANSFEROR CERTIFICATE]


                                                                          [Date]

The Bank of New York (Delaware)
  as Lease Trustee and Lease Trust Registrar
101 Barclay Street - 12E
New York, New York 10286
Attention: Corporate Trust Administration

Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated
  as Initial Purchaser in connection with
  the Offering Circular referred to below
250 Vesey Street
New York, New York 10281
Attention: [                     ]

[                                ]
  as Initial Purchaser in connection with
  the Offering Circular referred to below
[                                      ]
[                                      ]
[                                      ]


Ladies and Gentlemen:

                  This is to notify you as to the transfer of $ [*] in denomination of Asset Backed Lease Trust Certificates (the "Certificates") of Ford Credit Auto Lease Trust 2000-1 (the "Issuer").

                  The undersigned is the holder of the Certificates and with this notice hereby deposits with the Lease Trustee $ [*] in denomination of Certificates and requests that Certificates in the same aggregate denomination be issued, executed and authenticated and registered to the purchaser on
           ,     , as specified in the Lease Trust Agreement dated as of [ ],
-----------  ----
2000 relating to the Certificates, as follows:

                  Name:                              Denominations:
                  Address:
                  Taxpayer I.D. No:

                  The undersigned represents and warrants that the undersigned
(i) reasonably believes the purchaser is a "qualified institutional buyer," as defined in Rule 144A under the Securities Act of 1933, as amended (the "Act"),
(ii) such purchaser has acquired the Certificates in a transaction effected in accordance with the exemption from the registration requirements of the Act provided by Rule 144A, (iii) if the purchaser has purchased the Certificates for an account for which it is acting as fiduciary or agent, such account is a qualified institutional buyer and (iv) the purchaser is acquiring Certificates for its own account or for an institutional account for which it is acting as fiduciary or agent in a minimum amount equivalent to not less than $10,000,000 and integral multiples of $1,000,000.

                                            Very truly yours,

                                            [NAME OF HOLDER OF CERTIFICATES]



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                                                       EXHIBIT D


                           [FORM OF INVESTMENT LETTER
                         QUALIFIED INSTITUTIONAL BUYER]

                                                                          [Date]

Ford Credit Auto Lease Trust 2000-1
  as Issuer
The Bank of New York (Delaware)
  as Lease Trustee and Lease Trust Registrar
101 Barclay Street - 12E
New York, New York 10286
Attention: Corporate Trust Administration

Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated
  as Initial Purchaser in connection with
  the Offering Circular referred to below
250 Vesey Street
New York, New York 10281
Attention: [                     ]

[                                ]
  as Initial Purchaser in connection with
  the Offering Circular referred to below
[                                      ]
[                                      ]
[                                      ]


Ladies and Gentlemen:

         In connection with our proposed purchase of the [ ]% Asset Backed Lease Trust Certificates (the "Certificates") of Ford Credit Auto Lease Trust 2000-1 (the "Issuer"), a trust formed by RCL Trust 2000-1 (the "Depositor") pursuant to the Trust Agreement, dated as of [ ], 2000 (the "Lease Trust Agreement"), between the Depositor and The Bank of New York (Delaware), as Lease Trustee, we confirm that:

                  1. We have received a copy of the Offering Circular (the "Offering Circular") dated [ ], 2000, relating to the Certificates and such other information as we deem necessary in order to make our investment decision. We understand that the Offering Circular speaks only as of its date and that the information contained therein may not be correct or complete as of any time subsequent to such date.


                  2. We agree to be bound by the restrictions and conditions set forth under the heading "Notice to Investors" in the Offering Circular relating to the Certificates and the undersigned agrees to be bound by, and not to resell, transfer, assign, participate, pledge or otherwise dispose of (any such act, a "Transfer") the Certificates except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

                  3. We have neither acquired nor will we transfer any Certificate we purchase (or any interest therein) or cause any such Certificates (or any interest therein) to be marketed on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations.

                  4. We either (a) are not, and will not become, a partnership, Subchapter S corporation, or grantor trust for U.S. federal income tax purposes or (b) are such an entity, but none of the direct or indirect beneficial owners of any of the interests in us have allowed or caused, or will allow or cause, 80% or more (or such other percentage as the Depositor may establish prior to the time of such proposed Transfer) of the value of such interests to be attributable to our ownership of Certificates.

                  5. We understand that no subsequent Transfer of the Certificates is permitted unless (A) such Transfer is of a Certificate with a denomination of at least $10,000,000 and in integral multiples of $1,000,000,
(B) we cause our proposed transferee to provide to the Issuer, the Lease Trust Registrar and the Initial Purchasers a letter substantially in the form of Exhibit D or Exhibit E to the Lease Trust Agreement, as applicable, or such other written statement as the Depositor shall prescribe, (C) before the Transfer of the Certificates, we cause the proposed transferee to enter into a Custodial Agreement with a custodian and (D) the Depositor consents in writing to the proposed Transfer.

                  6. We understand that the Opinion of Counsel that the Issuer is not a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the representations in paragraphs 2, 3, 4 and 5 above.

                  7. We are a "qualified institutional buyer" (within the meaning of Rule 144A under the Securities Act) (a "QIB") and we are acquiring the Certificates for our own account or for a single account (which is a QIB and from which no resale, pledge, or other transfer may be made) as to which we exercise sole investment discretion.

                  8. We are not (A) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to Title I of ERISA, (B) a plan described in Section 4975(e)(1) of the Code, (C) a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, State or local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, (D) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity (within the meaning of Department of Labor Regulation 29 C.F.R. ss. 2510.3-101) or (E) a person investing "plan assets" of any such plan (including without limitation, for purposes of this clause (E), any insurance company general account, but excluding any entity registered under the Investment Company Act of 1940, as amended).

                  9. We are a Person who is either (A) (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in or under the laws of the United States or any political subdivision thereof, other than a partnership treated as a foreign person under U.S. Treasury regulations, unless in the case of a partnership, U.S. Treasury regulations enacted in the future provide otherwise or (iii) a Person not described in
(A)(i) or (ii) whose ownership of the Certificates is effectively connected with such Person's conduct of a trade or business within the United States (within the meaning of the Code) and its ownership of any interest in a Certificate will not result in any withholding obligation with respect to any payments with respect to the Certificates by any Person (other than withholding, if any, under Section 1446 of the Code), (B) an estate the income of which is includible in gross income for United States federal income tax purposes, regardless of source or (C) a trust, if either (i) a United States court is able to exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control substantial decisions of the trust or (ii) it was in existence on August 20, 1996 and elected to be treated as a United States person (within the meaning of the Code) thereafter. We agree that we will provide a certification of non-foreign status signed under penalties of perjury and, alternatively, that if we are a person described in clause (A)(iii) above, we will furnish to the Depositor and the Lease Trustee a properly executed IRS Form 4224 and a new IRS Form 4224 upon the expiration or obsolescence of any previously delivered form (and such other certifications, representations or opinions of counsel as may be requested by the Depositor and the Lease Trustee).

                  10. We understand that any purported Transfer of any Certificate (or any interest therein) in contravention of any of the restrictions and conditions above shall be null and void (each, a "Void Transfer"), and the purported transferee in a Void Transfer shall not be recognized by the Issuer or any other Person as a Lease Trust Certificateholder for any purpose.

         We understand that pursuant to Section 3.4(c) of the Lease Trust Agreement, the Certificates may not be transferred unless an Opinion of Counsel in form and content acceptable to the Lease Trustee and, if any Senior Notes are then Outstanding, to the Indenture Trustee, is delivered to the Lease Trustee and, if any Senior Notes are then Outstanding, to the Indenture Trustee and prior notice is given to each Rating Agency. Among other things, such Opinion of Counsel shall state that such Transfer shall not (i) affect the treatment of the Senior Notes and the Certificates as debt for federal income tax purposes and
(ii) cause either the Lease Trust or any Titling Company to be classified as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes; provided, however, that the Certificates may not be transferred (i) unless the Lease Trust Agreement is amended to provide for the accounting for income, gain, loss, and deductions of the Lease Trust in the event it is classified as a partnership and the Certificates are not classified as debt of such partnership for federal income tax purposes or (ii) to Ford Credit; provided, further, that the Certificates issued to and required to be retained by the Depositor pursuant to Section 3.10(a) of the Lease Trust Agreement may not be transferred except upon a dissolution of or termination of the Depositor as provided in Section 3.2(b) of the Lease Trust Agreement.

         We understand that the obligation represented by the Certificate is limited to the Series 2000-1 Specified Assets and the Series 2000-1 Specified Interest. We acknowledge and agree (i) that if an Insolvency Event occurs with respect to any Titling Company, any claim that we may seek to enforce against such Titling Company or the Specified Assets allocated to any Specified Interest of such Titling Company other than the Specified Interest represented by a Series 2000-1 Certificate ("Other Specified Interest") shall be subordinated to the payment in full, including post-petition interest, of the claims of the holders of any Securities related to the Specified Assets allocated to such Other Specified Interests and (ii) that the Lease Trust Agreement constitutes a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

         You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Lease Trust Agreement and the definitions appendices incorporated by reference therein.

                                                 Very truly yours,


                                                 By:
                                                    ----------------------
                                                   Name:
                                                   Title:


Securities To Be Purchased:
$ ___________ principal amount of Certificates

                                                                       EXHIBIT E

                           [FORM OF INVESTMENT LETTER
                       INSTITUTIONAL ACCREDITED INVESTOR]

                                                                          [Date]

Ford Credit Auto Lease Trust 2000-1
  as Issuer
The Bank of New York (Delaware)
  as Lease Trustee and Lease Trust Registrar
101 Barclay Street - 12E
New York, New York 10286
Attention: Corporate Trust Administration

Merrill Lynch, Pierce, Fenner & Smith
             Incorporated
  as Initial Purchaser in connection with
  the Offering Circular referred to below
250 Vesey Street
New York, New York 10281
Attention: [                                              ]

[                                                 ]
  as Initial Purchaser in connection with
  the Offering Circular referred to below
[                                      ]
[                                      ]
[                                      ]


Ladies and Gentlemen:

         In connection with our proposed purchase of the [ ]% Asset Backed Lease Trust Certificates (the "Certificates") of Ford Credit Auto Lease Trust 2000-1 (the "Issuer"), a trust formed by RCL Trust 2000-1 (the "Depositor") pursuant to the Trust Agreement, dated as of [ ], 2000 (the "Lease Trust Agreement"), between the Depositor and The Bank of New York (Delaware), as Lease Trustee, we confirm that:

                  1. We have received a copy of the Offering Circular (the
"Offering Circular") dated [      ], 2000, relating to the Certificates and such
other information as we deem necessary in order to make our investment decision. We understand that the Offering Circular speaks only as of its date and that the information contained therein may not be correct or complete as of any time subsequent to such date.

                  2. We agree to be bound by the restrictions and conditions set forth under the heading "Notice to Investors" in the Offering Circular relating to the Certificates and the undersigned agrees to the bound by, and not to resell, transfer, assign, participate, pledge or otherwise dispose of (any such act, a "Transfer") the Certificates except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

                  3. We have neither acquired nor will we transfer any Certificate we purchase (or any interest therein) or cause any such Certificates (or any interest therein) to be marketed on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations.

                  4. We either (a) are not, and will not become, a partnership, Subchapter S corporation, or grantor trust for U.S. federal income tax purposes or (b) are such an entity, but none of the direct or indirect beneficial owners of any of the interests in us have allowed or caused, or will allow or cause, 80% or more (or such other percentage as the Depositor may establish prior to the time of such proposed Transfer) of the value of such interests to be attributable to our ownership of Certificates.

                  5. We understand that no subsequent Transfer of the Certificates is permitted unless (A) such Transfer is of a Certificate with a denomination of at least $10,000,000 and in integral multiples of $1,000,000,
(B) we cause our proposed transferee to provide to the Issuer, the Lease Trust Registrar and the Initial Purchasers a letter substantially in the form of Exhibit D or Exhibit E to the Lease Trust Agreement, as applicable, or such other written statement as the Depositor shall prescribe, (C) before the Transfer of the Certificates, we cause the proposed transferee to enter into a Custodial Agreement with a Custodian and (D) the Depositor consents in writing to the proposed Transfer.

                  6. We understand that the Opinion of Counsel that the Issuer is not a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the representations in paragraphs 2, 3, 4 and 5 above.

                  7. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and we are acquiring the

Certificates for our own account.

                  8. We are not (A) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to Title I of ERISA, (B) a plan described in Section 4975(e)(1) of the Code, (C) a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, State or local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, (D) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity (within the meaning of Department of Labor Regulation 29 C.F.R. ss. 2510.3-101) or (E) a person investing "plan assets" of any such plan (including without limitation, for purposes of this clause (E), any insurance company general account, but excluding any entity registered under the Investment Company Act of 1940, as amended).

                  9. We are a Person who is either (A) (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in or under the laws of the United States or any political subdivision thereof, other than a partnership treated as a foreign person under U.S. Treasury regulations, unless in the case of a partnership, U.S. Treasury regulations enacted in the future provide otherwise or (iii) a Person not described in
(A)(i) or (ii) whose ownership of the Certificates is effectively connected with such Person's conduct of a trade or business within the United States (within the meaning of the Code) and its ownership of any interest in a Certificate will not result in any withholding obligation with respect to any payments with respect to the Certificates by any Person (other than withholding, if any, under Section 1446 of the Code), (B) an estate the income of which is includible in gross income for United States federal income tax purposes, regardless of source or (C) a trust, if either (i) a United States court is able to exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control substantial decisions of the trust or (ii) it was in existence on August 20, 1996 and elected to be treated as a United States person (within the meaning of the Code) thereafter. We agree that we will provide a certification of non-foreign status signed under penalties of perjury and, alternatively, that if we are a person described in clause (A)(iii) above, we will furnish to the Depositor and the Lease Trustee a properly executed IRS Form 4224 and a new IRS Form 4224 upon the expiration or obsolescence of any previously delivered form (and such other certifications, representations or opinions of counsel as may be requested by the Depositor and the Lease Trustee).

                  10. We understand that any purported Transfer of any Certificate (or any interest therein) in contravention of any of the restrictions and conditions above shall be null and void (each, a "Void Transfer"), and the purported transferee in a Void Transfer shall not be recognized by the Issuer or any other

Person as a Lease Trust Certificateholder for any purpose.

         We understand that pursuant to Section 3.4(c) of the Lease Trust Agreement, the Certificates may not be transferred unless an Opinion of Counsel in form and content acceptable to the Lease Trustee and, if any Senior Notes are then Outstanding, to the Indenture Trustee, is delivered to the Lease Trustee and, if any Senior Notes are then Outstanding, to the Indenture Trustee and prior notice is given to each Rating Agency. Among other things, such Opinion of Counsel shall state that such Transfer shall not (i) affect the treatment of the Senior Notes and the Certificates as debt for federal income tax purposes and
(ii) cause either the Lease Trust or any Titling Company to be classified as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes; provided, however, that the Certificates may not be transferred (i) unless the Lease Trust Agreement is amended to provide for the accounting for income, gain, loss, and deductions of the Lease Trust in the event it is classified as a partnership and the Certificates are not classified as debt of such partnership for federal income tax purposes or (ii) to Ford Credit; provided, further, that the Certificates issued to and required to be retained by the Depositor pursuant to Section 3.10(a) of the Lease Trust Agreement may not be transferred except upon a dissolution of or termination of the Depositor as provided in Section 3.2(b) of the Lease Trust Agreement.

         We understand that the obligation represented by the Certificate is limited to the Series 2000-1 Specified Assets and the Series 2000-1 Specified Interest. We acknowledge and agree (i) that if an Insolvency Event occurs with respect to any Titling Company, any claim that we may seek to enforce against such Titling Company or the Specified Assets allocated to any Specified Interest of such Titling Company other than the Specified Interest represented by a Series 2000-1 Certificate ("Other Specified Interest") shall be subordinated to the payment in full, including post-petition interest, of the claims of the holders of any Securities related to the Specified Assets allocated to such Other Specified Interests and (ii) that the Lease Trust Agreement constitutes a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

         You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Lease Trust Agreement and the definitions appendices incorporated by reference therein.

                                                 Very truly yours,



                                                 By:
                                                    -------------------------
                                                    Name:
                                                    Title:


Securities To Be Purchased:

$_____________  principal amount of Certificates

                                                                       EXHIBIT F

                          [FORM OF CUSTODIAL AGREEMENT]

                                                                          [Date]

[Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
250 Vesey Street
New York, New York 10281
Attention: [                 ]]

[or]

[[                                                  ]
[                                                  ]
[                                                  ]
Attention: [                 ]]



                  Re:      Ford Credit Auto Lease Trust 2000-1
                           [     ]% Asset Backed Lease Trust Certificates


Ladies and Gentlemen:

                  The undersigned intends to purchase $
                                                       --------------------
in principal amount of [ ]% Asset Backed Lease Trust Certificates (the "Lease Trust Certificates") issued by Ford Credit Auto Lease Trust 2000-1 (the
"Issuer") pursuant to the Lease Trust Agreement dated as of [       ], 2000 (the
"Lease Trust Agreement") among the Issuer, The Bank of New York (Delaware), as Lease Trustee (the "Lease Trustee") and RCL Trust 2000-1, as Depositor (the "Depositor") appearing as Exhibit B hereto. Capitalized terms used but not defined in this letter agreement (together with the Exhibits attached hereto, this "Custodial Agreement") shall have the respective meanings given to them in the Lease Trust Agreement.

                  The Rule 144A Lease Trust Certificates are represented by one or more permanent global certificates in definitive, fully registered form, and registered in the name of, Cede & Co., the nominee of the Depositary. The Depositary will allocate all of the interests in each global Rule 144A Lease Trust Certificate to [Merrill Lynch, Pierce, Fenner & Smith Incorporated]
[            ], as Custodian for the beneficial owners from time to time of each outstanding Rule 144A Lease Trust Certificate, as reflected in the Lease Trust Certificates

Ownership Register maintained by the Custodian. Ownership of beneficial interests in the Rule 144A Lease Trust Certificates will be evidenced, and transfers thereof will be effected, solely on the books and records of the Custodian.

                  The following terms have the following respective meanings when used in this agreement:

                  "Transfer" means, with respect to any legal or beneficial interest in the Rule 144A Lease Trust Certificates, a sale, transfer, assignment, gift, pledge, hypothecation or other disposition or encumbrance of any nature of or on such interest (including a transfer as a result of a merger or consolidation involving the holder of such an interest or a sale of all or substantially all of the assets of the holder of such an interest).

                  "Transferee" means, with respect to any legal or beneficial interest in the Rule 144A Lease Trust Certificates, the Person to whom the Transferor of such interest desires to transfer such interest.

                  "Transferor" means, with respect to any legal or beneficial interest in the Rule 144A Lease Trust Certificates, the Holder desiring to transfer such interest.

                  In consideration of your agreement to act as Custodian in respect of the Rule 144A Lease Trust Certificates as contemplated hereby and by the Lease Trust Agreement and the Offering Circular, we hereby agree with you as follows:

         1. In the event of any inconsistency between this Custodial Agreement and any other agreement relating to your custody of the Rule 144A Lease Trust Certificates, the terms of this Custodial Agreement shall prevail.

         2. We hereby represent to the Issuer and the Custodian that:

                  (i) we have neither acquired nor will we transfer any Lease Trust Certificate we purchase (or any interest therein) or cause any such Lease Trust Certificates (or any interest therein) to be marketed on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Code, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations;

                  (ii) we either (A) are not, and will not become, a partnership, Subchapter S corporation, or grantor trust for U.S. federal income tax purposes, or (B) are such an entity, but none of the direct or indirect beneficial owners of any of the interests in us have allowed or caused, or will allow or cause, 80% or more (or such other percentage as the Depositor may establish prior to the time of such proposed Transfer) of the value of such interests to be attributable to our ownership of Lease Trust Certificates;

                  (iii) we understand that no subsequent Transfer of the Lease Trust Certificates is permitted unless (A) such Transfer is of a Lease Trust Certificate with a denomination of at least $10,000,000 and in integral multiples of $1,000,000, (B) the Transferee causes its proposed Transferee to provide to the Lease Trust and the Custodian a certificate substantially in the form of Exhibit D or Exhibit E, as applicable, to the Lease Trust Agreement or such other written statement as the Depositor shall prescribe, (C) before the Transfer of the Lease Trust Certificates, we cause the proposed Transferee to enter into a Custodial Agreement with the Custodian and (D) the Depositor consents in writing to the proposed Transfer, which consent shall be granted unless the Depositor determines that such Transfer would create a risk that the Lease Trust or any Titling Company would be classified for federal or any applicable State tax purposes as an association or publicly traded partnership taxable as a corporation; provided, however, that any attempted Transfer that would either cause (i) the number of holders of Lease Trust Certificates and Subordinated Notes to exceed twelve or (ii) the number of holders of direct or indirect interests in any Titling Company to exceed ninety, shall be a Void Transfer;

                  (iv) we understands that the Opinion of Counsel that the Lease Trust is not a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the representations in paragraphs (i), (ii) and (iii) above;

                  (v) we are not (A) an employee benefit plan, as defined in
Section 3(3) of ERISA, that is subject to Title I of ERISA, (B) a plan described in Section 4975(e)(1) of the Code, (C) a governmental plan, as defined in
Section 3(32) of ERISA, subject to any federal, State or local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, (D) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity (within the meaning of Department of Labor Regulation 29 C.F.R. ss. 2510.3-101) or (E) a person investing "plan assets" of any such plan (including without limitation, for purposes of this clause (E), any insurance company general account but excluding any entity registered under the Investment Company Act of 1940, as amended);

                  (vi) we are a Person who is either (A)(1) a citizen or resident of the United States, (2) a corporation, partnership or other entity organized in or under the laws of the United States or any political subdivision thereof, other than a partnership treated as a foreign person under U.S. Treasury regulations, unless in the case of a partnership, U.S. Treasury regulations enacted in the future provide otherwise or (3) a Person not described in (A)(1) or (2) whose ownership of the Lease Trust Certificates is effectively connected with such Person's conduct of a trade or business within the United States (within the meaning of the Code) and its ownership of any interest in a Lease Trust Certificate will not result in any withholding obligation with respect to any payments with respect to the Lease Trust Certificates by any Person (other than withholding, if any, under Section 1446 of the Code), (B) an estate the income of which is includible in gross income for United States federal income tax purposes, regardless of source or (C) a trust, if either (1) a United States court is able to exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control substantial decisions of the trust or (2) it was in existence on August 20, 1996 and elected to be treated as a United States person (within the meaning of the Code) thereafter. We agree that we will provide a certification of non-foreign status signed under penalties of perjury and, alternatively, that if we are a person described in clause (A)(3) above, we will furnish to the Depositor and the Lease Trustee a properly executed IRS Form 4224 and a new IRS Form 4224 upon the expiration or obsolescence of any previously delivered form (and such other certifications, representations or opinions of counsel as may be requested by the Depositor and the Lease Trustee); and

                  (vii) we understands that any purported Transfer of any Lease Trust Certificate (or any interest therein) in contravention of any of the restrictions and conditions in Section 3.4 of the Lease Trust Agreement shall be a Void Transfer, and the purported Transferee in a Void Transfer shall not be recognized by the Custodian or any other Person as a Lease Trust Certificate Owner for any purpose.

         3. We shall in no event transfer to any Person all or any interest in the Rule 144A Lease Trust Certificates purchased by us unless:

                  (i) the Transferee and the Custodian execute a letter agreement substantially in the form of this Custodial
Agreement;

                  (ii) we deliver to the Custodian and the Issuer, for the benefit of the Custodian and the Issuer, a completed Rule 144A transferor certificate substantially in the form attached to Exhibit C to the Lease Trust Agreement;

                  (iii) the Transferee delivers to the Custodian and the Issuer, for the benefit of the Custodian and the Issuer, a completed investment letter substantially in the form attached as Exhibit D or Exhibit E, as applicable, to the Lease Trust Agreement;

                  (iv) the Transferee delivers to the Custodian, the Lease Trustee and, if any Senior Notes are Outstanding, to the Indenture Trustee an Opinion of Counsel as required by Section 3.4(c) of the Lease Trust Agreement;

                  (v) we receive IRS Form 4224 or W-9 in form satisfactory to us and the Lease Trustee, duly executed by the Transferor or such Person's attorney duly authorized in writing;

                  (vi) the Depositor consents to such proposed Transfer, which consent will be granted unless the Depositor determines that such Transfer would create a risk that the Lease Trust or any Titling Company would be classified for federal or any applicable State tax purposes as an association or publicly traded partnership taxable as a corporation; and

                  (vii) the Transferee agrees to bear all expenses and costs of such Transfer and registration in the Lease Trust Certificates Ownership Register including, without limitation, any legal fees and filing fees of the Issuer and the Custodian and any duty, tax or governmental charge that may be imposed in relation to such Transfer or registration.

         4. Any Transfer made in violation of paragraph 3 above shall be void and of no effect, and the Custodian will be entitled to cause the further Transfer of such Lease Trust Certificates in a permitted Transfer (in accordance with the provisions of paragraph 3) at any readily available price for the sole account of the Person to whom such Transfer was improperly made.

         5. Unless we have previously, or hereafter, entered into a separate custody agreement with [Merrill Lynch, Pierce, Fenner & Smith Incorporated]
[        ] (in which case the terms of such custody agreement, to the extent not inconsistent with this Custodial Agreement, are incorporated herein by reference and made a part hereof), we hereby appoint the Custodian as our custodian and authorize the Custodian to perform such services, exercise such rights and take such actions on our behalf as are contemplated hereby and by the Lease Trust Agreement and the Offering Circular, in each case, together with such authority and powers as are reasonably incidental thereto. In exercising its powers and performing its duties as Custodian, the Custodian shall exercise such powers and perform such duties consistent with applicable law and with the care, skill, prudence and diligence that an ordinarily prudent individual in a like position would use under similar circumstances; provided, that none of the Custodian, any affiliate of the Custodian, or any officer, agent, stockholder, partner, member, director or employee of the Custodian or any affiliate of the Custodian shall, except to the extent otherwise expressly provided by applicable law, have any liability to us, whether direct or indirect and whether in contract, tort or otherwise, (i) for any action taken or omitted to be taken by any of them in connection herewith unless there has been a final judicial determination that such act or omission was performed or omitted in bad faith or constituted gross negligence or willful misconduct or (ii) for any action taken or omitted to be taken by the Custodian at our express direction.

                  This Custodial Agreement shall be governed by and construed in accordance with the law of the State of New York.


                                Very truly yours,

                                [NAME OF PURCHASER]


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

ACCEPTED BY:

[Merrill Lynch, Pierce, Fenner & Smith
                         Incorporated]


By:
   --------------------------------
   Name:
   Title:

[or]

[                                                     ]


By:
   --------------------------------
   Name:
   Title:

                                            Exhibit A to the Custodial Agreement


                     CORRESPONDENCE AND PAYMENT INSTRUCTIONS
                      (TO BE COMPLETED BY ALL TRANSFEREES)



[To:     Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated
         250 Vesey Street
         New York, New York 10281
         Attention: [                 ]]

[or]

[To:     [                                                     ]
         [                                                  ]
         [                                                  ]
         Attention: [                 ]]




1.       I prefer to have correspondence sent to me at this address:

Name of Transferee:
                   ------------------------------

           Address:
                   ------------------------------


                   ------------------------------
                   c/o Company Name if Applicable


                   ------------------------------------------------
                   Number and Street - Post Office Box Unacceptable


                   -----------------------------------------------------
                   City                  State                  Zip Code


                   Telephone Number:             Telefax Number:
                                    -------------               ----------------
                                   Area Code Number             Area Code Number


2. In addition, I would like the following to receive copies of all correspondence:

Name:
     ---------------------------------
Title:
      --------------------------------
Address:
        ------------------------------


                 Number and Street - Post Office Box Unacceptable

        ---------------------------------------------------------------------
           City                      State                      Zip Code

                 Telephone Number:                Telefax Number:
                                  ----------------               ------------
                                  Area Code Number             Area Code Number

3. For distributions of cash, please wire funds to the following bank account:

ABA Number:
           -----------------------------------
Bank Name:
           -----------------------------------
Bank Location:
              --------------------------------
Account Number:
               -------------------------------
Account Name:
             ---------------------------------
For further credit to:
                      ------------------------
(if any)

Account Number:
               -------------------------------
Account Name:
             ---------------------------------
Reference:
          ------------------------------------

4. For distributions in-kind, please:

         [ ] Credit securities to my brokerage account at the following firm:

     Firm Name:
               -------------------------------
     Address:
             ---------------------------------
     Account Name:
                  ----------------------------
     Account Number:
                    --------------------------




         [ ] Deliver the securities in certificate form (this will typically take longer than a book entry transfer to a brokerage account)

                  IN WITNESS WHEREOF, I have executed these Correspondence and
Payment Instructions this       day of
                          -----       ----------, -----.


                     -------------------------------------
                        Type or Print Name of Subscriber


----------------------------------------       -------------
Type or Print Name of Individual Signing         Signature

                                            Exhibit B to the Custodial Agreement


                             [LEASE TRUST AGREEMENT]